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[LOGO]
CCM
Carrington Capital Management

MBS NEW ISSUE TERM SHEET

$1,153,121,000 (APPROXIMATE)

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

FREMONT INVESTMENT & LOAN
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
Issuing Entity

JUNE 19, 2006

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Bear, Stearns & Co. Inc.                                            BEAR STEARNS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered
Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered
Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered
Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                          $1,153,121,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

                            FREMONT INVESTMENT & LOAN
                              Originator & Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

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                                                                                            PRINCIPAL DISTRIBUTION      INITIAL
 OFFERED                                              EXPECTED RATINGS     AVG LIFE(1)(2)        WINDOW(1)(2)        SUBORDINATION
CLASSES(4)    BALANCE(3)   DESCRIPTION   BENCHMARK   (S&P/MOODY'S/FITCH)     CALL / MAT           CALL / MAT           LEVEL (%)
------------------------------------------------------------------------------------------------------------------------------------

   A-1       487,374,000     FLT/SEN     1M LIBOR      AAA / Aaa / AAA      1.00 / 1.00        1 - 21 / 1 - 21           26.10
------------------------------------------------------------------------------------------------------------------------------------
   A-2       201,960,000     FLT/SEN     1M LIBOR      AAA / Aaa / AAA      2.00 / 2.00       21 - 28 / 21 - 28          26.10
------------------------------------------------------------------------------------------------------------------------------------
   A-3       153,884,000     FLT/SEN     1M LIBOR      AAA / Aaa / AAA      3.00 / 3.00       28 - 70 / 28 - 70          26.10
------------------------------------------------------------------------------------------------------------------------------------
   A-4        59,968,000     FLT/SEN     1M LIBOR      AAA / Aaa / AAA      5.91 / 8.17       70 - 71 / 70 - 162         26.10
------------------------------------------------------------------------------------------------------------------------------------
   M-1        50,109,000    FLT/MEZZ     1M LIBOR      AA+ / Aa1 / AA+      5.04 / 5.48       52 - 71 / 52 - 142         22.00
------------------------------------------------------------------------------------------------------------------------------------
   M-2        46,443,000    FLT/MEZZ     1M LIBOR      AA+ / Aa2 / AA       4.65 / 5.09       47 - 71 / 47 - 137         18.20
------------------------------------------------------------------------------------------------------------------------------------
   M-3        28,110,000    FLT/MEZZ     1M LIBOR      AA+ / Aa3 / AA-      4.48 / 4.91       45 - 71 / 45 - 131         15.90
------------------------------------------------------------------------------------------------------------------------------------
   M-4        25,666,000    FLT/MEZZ     1M LIBOR       AA / A1 / A+        4.40 / 4.81       43 - 71 / 43 - 127         13.80
------------------------------------------------------------------------------------------------------------------------------------
   M-5        24,443,000    FLT/MEZZ     1M LIBOR       AA / A2 / A+        4.33 / 4.73       42 - 71 / 42 - 122         11.80
------------------------------------------------------------------------------------------------------------------------------------
   M-6        21,999,000    FLT/MEZZ     1M LIBOR       AA- / A3 / A        4.29 / 4.67       41 - 71 / 41 - 117         10.00
------------------------------------------------------------------------------------------------------------------------------------
   M-7        20,777,000    FLT/MEZZ     1M LIBOR      A+ / Baa1 / A-       4.25 / 4.61       40 - 71 / 40 - 112         8.30
------------------------------------------------------------------------------------------------------------------------------------
   M-8        18,333,000    FLT/MEZZ     1M LIBOR     A+ / Baa2 / BBB+      4.22 / 4.55       39 - 71 / 39 - 107         6.80
------------------------------------------------------------------------------------------------------------------------------------
   M-9        14,055,000    FLT/MEZZ     1M LIBOR      A / Baa3 / BBB+      4.21 / 4.50       39 - 71 / 39 - 101         5.65
------------------------------------------------------------------------------------------------------------------------------------
 M-10(5)      15,277,000    FLT/MEZZ     1M LIBOR     BBB- / Ba1 / BBB      4.18 / 4.42       38 - 71 / 38 - 95          4.40
------------------------------------------------------------------------------------------------------------------------------------

1.    Certificates are priced to the 10% optional clean-up call.

2.    Based on the pricing prepayment assumption described herein.

3.    Certificate sizes subject to a variance of +/- 5%.

4.    On any Distribution Date after the date on which the Optional Termination is in effect and not exercised the related margin shall increase to 2.0 times the related margin for each Class A Certificate, and 1.5 times for any Mezzanine Certificate.

5.    The Class M-10 Certificates are not offered hereby.
--------------------------------------------------------------------------------

PRICING PREPAYMENT ASSUMPTION

ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 50.0% CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.6% CPR in month 1, building to 23.0% CPR by month
12 and remaining at 23.0% CPR thereafter.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

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TRANSACTION OVERVIEW
------------------------------------------------------------------------------------------------------------------------
ISSUING ENTITY:                   Carrington Mortgage Loan Trust, Series 2006-FRE1.

DEPOSITOR:                        Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                          Carrington Securities, LP.

ORIGINATOR & SERVICER:            Fremont Investment & Loan.

TRUSTEE & CUSTODIAN:              Wells Fargo Bank, N.A.

LEAD MANAGER:                     Barclays Capital Inc.

CO-MANAGERS:                      Bear, Stearns & Co. Inc.
                                  Northeast Securities, Inc.

CAP CONTRACTS PROVIDER:           Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:                Fremont Investment & Loan, as responsible party, makes certain representations and warranties with respect to the Mortgage Loans and has certain obligations with respect to the repurchase and substitution of the Mortgage Loans.

OFFERED CERTIFICATES:             Approximately $903,186,000 senior floating-rate certificates consisting of the Class
                                  A-1, Class A-2, Class A-3 and Class A-4 Certificates (together the "Class A
                                  Certificates") and approximately $249,935,000 mezzanine floating rate certificates consisting of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class M-7, Class M-8 and Class M-9 Certificates (together with the Class M-10
                                  Certificates, the "Class M Certificates" or the "Mezzanine Certificates"). The Class A
                                  Certificates and the Mezzanine Certificates (other than the Class M-10 Certificates)
                                  are referred to herein as the "Offered Certificates". The Offered Certificates and the
                                  Class M-10 Certificates are backed by adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien, closed-end, subprime, mortgage loans (the "Mortgage Loans").

NON-OFFERED CERTIFICATES:         The Class M-10, Class CE, Class P and Class R Certificates will not be offered pursuant to the prospectus.

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

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TRANSACTION OVERVIEW
------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOANS:                   As of June 1, 2006, the Mortgage Loans will consist of approximately 4,722 adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first and second lien, closed-end, subprime mortgage loans, with a scheduled principal balance of approximately $1,222,172,881.

                                  As of the Cut-off Date, approximately 0.24% of the Mortgage Loans were 30 to 59 days delinquent in the payment of principal and/or interest, however, no Mortgage Loan that is 30 to 59 days delinquent or 60 or more days delinquent in the payment of principal and/or interest as of the Cut-off Date will be included in the mortgage pool as of the
                                  Closing Date. For purposes of categorizing Mortgage Loans as delinquent, the Cut-off
                                  Date shall mean the close of business on May 31, 2006.

                                  To the Sponsor's knowledge, approximately 44.42% of the first lien mortgage loans are secured by mortgaged properties with respect to which second lien mortgage loans were originated at the same time as the first lien mortgage loan. These second lien mortgage loans may or may not be part of the mortgage pool. The owners of the mortgaged properties may obtain second lien mortgage loans at any time without the
                                  Sponsor's knowledge and, thus, more mortgaged properties than described above may also secure second lien mortgage loans.

EXPECTED PRICING DATE:            On or about June 22, 2006.

CLOSING DATE:                     On or about June 28, 2006.

CUT-OFF DATE:                     June 1, 2006.

DISTRIBUTION DATE:                The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in July 2006.

RECORD DATE:                      The business day immediately preceding each Distribution Date.

DELAY DAYS:                       Zero days on all Class A and Mezzanine Certificates.

DUE PERIOD:                       The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:          The Interest Accrual Period for any Distribution Date and for the Class A Certificates
                                  and Mezzanine Certificates is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first Distribution Date, commencing on the Closing Date, and ending on the day preceding the Distribution Date. All distributions of interest on the Class A
                                  Certificates and Mezzanine Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PERIOD:                The Prepayment Period with respect to any distribution date and principal prepayments in full is the period beginning on the 16th day of the calendar month immediately preceding the month in which the distribution date occurs to the 15th day of the then current calendar month and, with respect to principal prepayments in part, the
                                  Prepayment Period is the preceding calendar month.

ERISA CONSIDERATIONS:             Subject to the considerations in the Prospectus Supplement, it is expected that the
                                  Offered Certificates will be eligible for purchase by certain ERISA plans as of the
                                  Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:                 The Offered Certificates will NOT constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:                       For federal income tax purposes, each Offered Certificate will represent beneficial ownership of a REMIC regular interest and an interest in an interest rate cap agreement.

FORM OF REGISTRATION:             Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:            Class A and Class M-1 Certificates:  $100,000 and integral multiples of $1 in excess thereof.

                                  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9
                                  and Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

OPTIONAL TERMINATION:             At its option, the majority holder of the Class CE Certificates, in accordance with the terms of the Pooling and Servicing Agreement, may purchase all of the Mortgage
                                  Loans, together with any properties in respect of such Mortgage Loans acquired on behalf of the trust, and thereby effect termination and early retirement of the certificates, after the aggregate principal balance of (i) the Mortgage Loans remaining in the trust at the time of such purchase, and (ii) properties acquired in respect of such Mortgage Loans has been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

ADMINISTRATIVE FEE RATES:         The sum of (i) the "Servicing Fee", calculated at the "Servicing Fee Rate" of 0.50%
                                  per annum, and (ii) the "Trustee Fee" calculated at the "Trustee Fee Rate" of 0.0025%
                                  per annum. Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

PRINCIPAL & INTEREST ADVANCES:    The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
------------------------------------------------------------------------------------------------------------------------
SERVICING ADVANCES:               The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems all such costs to be recoverable.
                                  The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

COMPENSATING INTEREST:            The Servicer is required to pay Compensating Interest up to the amount of the
                                  Servicing Fee to cover Prepayment Interest Shortfalls due to principal prepayments in full on the Mortgage Loans.

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CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT:               1. Excess Spread
                                  2. Overcollateralization
                                  3. Subordination

OVERCOLLATERALIZATION AMOUNT:     The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans (including
                                  Mortgage Loans related to any REO Property) as of the last day of the related Due
                                  Period over (b) the sum of the aggregate Certificate Principal Balance of the Class A
                                  Certificates, the Mezzanine Certificates and the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

OVERCOLLATERALIZATION             The Overcollateralization Target Amount with respect to any Distribution Date is (a)
TARGET AMOUNT:                    prior to the Stepdown Date, an amount equal to 4.40% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown
                                  Date, provided a Trigger Event is not in effect, the greater of (i) 8.80% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the Overcollateralization Floor Amount; or (c)
                                  on or after the Stepdown Date and if a Trigger Event is in effect, the
                                  Overcollateralization Target Amount for the immediately preceding Distribution Date.
                                  Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Class A Certificates,
                                  Mezzanine Certificates and Class P Certificates to zero, the Overcollateralization
                                  Target Amount will be zero.

OVERCOLLATERALIZATION FLOOR       An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as
AMOUNT:                           of the Cut-off Date.

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION INCREASE    An Overcollateralization Increase Amount with respect to any Distribution Date equals
AMOUNT:                           the lesser of (a) the Net Monthly Excess Cashflow for such Distribution Date and (b)
                                  the amount, if any, by which the Overcollateralization Target Amount exceeds the
                                  Overcollateralization Amount on such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution
                                  Date has been distributed).

OVERCOLLATERALIZATION             An Overcollateralization Reduction Amount with respect to any Distribution Date is the
REDUCTION AMOUNT:                 lesser of (a) the Principal Remittance Amount on such Distribution Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date
                                  (calculated for this purpose only after assuming that 100% of the Principal Remittance
                                  Amount on such Distribution Date has been distributed) over (ii) the
                                  Overcollateralization Target Amount for such Distribution Date.

STEPDOWN DATE:                    The later to occur of (x) the Distribution Date occurring in July 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only prior to any distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on the related Distribution Date) is greater than or equal to approximately 52.20%.

CREDIT ENHANCEMENT PERCENTAGE:    The Credit Enhancement Percentage for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Mezzanine
                                  Certificates and the Class CE Certificates, calculated after taking into account payments of principal on the Mortgage Loans and distribution of the Principal
                                  Distribution Amount to the holders of the certificates then entitled to distributions of principal on the related Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

                                              ----------------------------------------------------
                                                                          TARGETED ON AND AFTER
                                                 CLASS      INITIAL           STEPDOWN DATE
                                              ----------------------------------------------------

                                                   A         26.10                52.20
                                                  M-1        22.00                44.00
                                                  M-2        18.20                36.40
                                                  M-3        15.90                31.80
                                                  M-4        13.80                27.60
                                                  M-5        11.80                23.60
                                                  M-6        10.00                20.00
                                                  M-7        8.30                 16.60
                                                  M-8        6.80                 13.60
                                                  M-9        5.65                 11.30
                                                 M-10        4.40                 8.80

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------
TRIGGER EVENT:                    With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

                                      1)  the percentage obtained by dividing (i) the Rolling Three-Month Delinquency
                                          Average plus the aggregate principal balance of the Mortgage Loans that, as of the last day of the previous calendar month, are in foreclosure, have been converted to REO Properties or have been discharged due to bankruptcy, by (ii)
                                          the aggregate principal balance of the Mortgage Loans (including Mortgage
                                          Loans related to REO Property) as of the last day of the previous calendar month, exceeds 30.65% of the then Credit Enhancement Percentage for the prior
                                          Distribution Date; or

                                      2)  the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-Off Date through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                                       --------------------------------------------------
                                                             DISTRIBUTION DATE
                                                               OCCURRING IN                  PERCENTAGE
                                                       --------------------------------------------------
                                                        July 2009 through June 2010            3.90%
                                                        July 2010 through June 2011            5.25%
                                                        July 2011 through June 2012            6.25%
                                                         July 2012 and thereafter              6.75%

SUBSEQUENT RECOVERIES:            Subsequent Recoveries are unanticipated amounts received on a liquidated Mortgage Loan that resulted in a Realized Loss in a prior month. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described in this term sheet. In addition, after giving effect to all distributions on a Distribution Date, the amount of such Subsequent Recoveries will increase the
                                  Certificate Principal Balance first, of the Class A Certificates then outstanding, if a Realized Loss has been allocated to the Class A Certificates, on a pro-rata basis by the amount of such Subsequent Recoveries, and second, of the class of Mezzanine
                                  Certificates then outstanding with the highest distribution priority to which a
                                  Realized Loss was allocated. Thereafter, such class of Class A and Mezzanine
                                  Certificates will accrue interest on the increased Certificate Principal Balance.

REO PROPERTY:                     REO Property is mortgaged property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure.

ROLLING THREE-MONTH               With respect to any Distribution Date, the average aggregate principal balance of the
DELINQUENCY AVERAGE:              Mortgage Loans delinquent 60 days or more for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
------------------------------------------------------------------------------------------------------------------------
INTEREST DISTRIBUTION PRIORITY:   On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

                                      1)  To the holders of each class of Class A Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Distribution
                                          Amount allocable to such class of Class A Certificates; and

                                      2)  Sequentially to the holders of the Class M-1, Class M-2, Class M-3, Class M-4,
                                          Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                                          Certificates in that order, the Interest Distribution Amount allocable to each such class.

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION            On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
PRIORITY:                         Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                      1)  Sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class
                                          A-4 Certificates, in that order, until the aggregate Certificate Principal
                                          Balance of each class of Class A Certificates has been reduced to zero; and

                                      2)  Sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                                          Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero.

                                  Nothwithstanding the foregoing, if the Mezzanine Certificates and the Class CE
                                  Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a pro rata basis.

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN EFFECT
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION            On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger
PRIORITY:                         Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                      1)  Sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class
                                          A-4 Certificates, in that order, up to an amount equal to the Class A
                                          Principal Distribution Amount, until the aggregate Certificate Principal
                                          Balances of each class of Class A Certificates has been reduced to zero; and

                                      2)  Sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                                          Certificates in that order, up to an amount equal to the related class
                                          Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero.

                                  Nothwithstanding the foregoing, if the Mezzanine Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a pro rata basis.

                                       10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL AND OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------
NET MONTHLY EXCESS CASHFLOW       With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid
DISTRIBUTIONS:                    as follows:

                                      o   first, to the holders of the class or classes of Class A Certificates and
                                          Mezzanine Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount;

                                      o   second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                          M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates,
                                          in that order, in each case up to the related Interest Carry Forward Amount related to such certificates for such Distribution Date;

                                      o   third, concurrently, on a pro rata basis to the Class A-1, Class A-2, Class
                                          A-3 and Class A-4 Certificates, and then sequentially to the Class M-1, Class
                                          M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class
                                          M-9 and Class M-10 Certificates, in that order, in each case up to the related
                                          Allocated Realized Loss Amount for such class of certificates for such
                                          Distribution Date;

                                      o   fourth, to the reserve account, for distribution to the holders of the Class A
                                          Certificates and Mezzanine Certificates, the aggregate amount of any Net WAC
                                          Rate Carryover Amounts for such classes, after taking into account amounts, if any, received under the cap contracts;

                                      o   fifth, to the holders of the Class CE Certificates as provided in the Pooling and Servicing Agreement; and

                                      o   sixth, to the holders of the Residual Certificates, any remaining amounts;
                                          provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest prepayment charge term or any
                                          Distribution Date thereafter, then any such remaining amounts will be distributed first, to the holders of the Class P Certificates, until the
                                          Certificate Principal Balance thereof has been reduced to zero; and second, to the holders of the Residual Certificates.

                                       11
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF LOSSES
------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF LOSSES:             Any Realized Losses on the Mortgage Loans will be allocated or covered on any
                                  Distribution Date as follows:

                                      o   first, by Net Monthly Excess Cash Flow;

                                      o   second, by the Class CE Certificates, until the Certificate Principal Balance of the Class CE Certificates has been reduced to zero;

                                      o   third, to the Class M-10 Certificates, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero;

                                      o   fourth, to the Class M-9 Certificates, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

                                      o   fifth, to the Class M-8 Certificates, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

                                      o   sixth, to the Class M-7 Certificates, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

                                      o   seventh, to the Class M-6 Certificates, until the Certificate Principal
                                          Balance of the Class M-6 Certificates has been reduced to zero;

                                      o   eighth, to the Class M-5 Certificates, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                                      o   ninth, to the Class M-4 Certificates, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                                      o   tenth, to the Class M-3 Certificates, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                                      o   eleventh, to the Class M-2 Certificates, until the Certificate Principal
                                          Balance of the Class M-2 Certificates has been reduced to zero;

                                      o   twelfth, to the Class M-1 Certificates, until the Certificate Principal
                                          Balance of the Class M-1 Certificates has been reduced to zero; and

                                      o   thirteenth, concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4
                                          Certificates on a pro rata basis based on the Certificate Principal Balance of each such class, until their respective Certificate Principal Balances have been reduced to zero.

                                  Once Realized Losses are allocated to the Class A and Mezzanine Certificates, such amounts with respect to such certificates will no longer accrue interest and such amounts will not be reinstated thereafter (except in the case of Subsequent
                                  Recoveries). However, the amount of any Realized Losses allocated to the certificates may be distributed to the holders of the Class A and Mezzanine Certificates from Net
                                  Monthly Excess Cashflow, according to the priorities set forth under "Monthly Excess
                                  Cashflow Distributions" above.

                                       12
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
------------------------------------------------------------------------------------------------------------------------
CAP CONTRACTS:                    The holders of the Class A Certificates and the holders of the Mezzanine Certificates may benefit from a series of interest rate cap payments from Swiss Re Financial
                                  Products Corporation pursuant to two separate cap contracts. The cap contracts are intended to partially mitigate for the first 40 Distribution Dates with respect to the
                                  Class A Certificates, beginning with the Distribution Date in July 2006, and for the first 40 Distribution Dates with respect to the Mezzanine Certificates, beginning with the Distribution Date in July 2006, the interest rate risk that could result from the difference between (a) One Month LIBOR plus the related margin and (b) the Net WAC
                                  Pass-Through Rate.

                                  With respect to the Class A Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class A Cap
                                  Contract Notional Balance for that Distribution Date and (b) the positive excess of
                                  (i) the lesser of (x) One-Month LIBOR and (y) the Class A Ceiling Rate, over (ii) the
                                  Class A Monthly Strike Rate for that Distribution Date, calculated on an actual/360-day basis.

                                  With respect to the Mezzanine Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class M Cap
                                  Contract Notional Balance for that Distribution Date and (b) the positive excess of
                                  (i) the lesser of (x) One-Month LIBOR and (y) the Class M Ceiling Rate, over (ii) the
                                  Class M Monthly Strike Rate for that Distribution Date, calculated on an actual/360-day basis.

                                       13
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
------------------------------------------------------------------------------------------------------------------------

CLASS A CAP CONTRACT              With respect to any Distribution Date specified below and the cap contract relating to
NOTIONAL BALANCE:                 the Class A Certificates, the lesser of (1) the aggregate Certificate Principal
                                  Balance of the Class A Certificates immediately prior to that Distribution Date, and
                                  (2) the amount specified below for that Distribution Date:

                                        --------------------------------    -------------------------------
                                         DISTRIBUTION                        DISTRIBUTION
                                             DATE            NOTIONAL            DATE           NOTIONAL
                                        --------------------------------    -------------------------------

                                           July 2006      903,186,000.00      March 2008     445,136,193.64
                                          August 2006     895,222,040.12      April 2008     404,334,432.19
                                        September 2006    884,594,298.32       May 2008      365,741,164.02
                                         October 2006     871,297,824.27       June 2008     329,357,762.97
                                         November 2006    855,345,000.48       July 2008     294,974,372.11
                                         December 2006    836,765,407.55      August 2008    262,510,777.89
                                         January 2007     815,606,271.38    September 2008   242,639,127.03
                                         February 2007    791,932,752.12     October 2008    223,479,440.64
                                          March 2007      765,828,061.76     November 2008   204,981,338.03
                                          April 2007      737,393,398.22     December 2008   187,143,610.49
                                           May 2007       706,756,268.69     January 2009    169,920,742.50
                                           June 2007      676,994,020.91     February 2009   153,291,355.75
                                           July 2007      648,096,885.94      March 2009     137,234,821.97
                                          August 2007     620,039,674.34      April 2009     121,731,233.98
                                        September 2007    592,797,931.19       May 2009      106,761,424.55
                                         October 2007     566,347,914.60       June 2009      92,307,474.13
                                         November 2007    540,666,574.93       July 2009      78,350,778.45
                                         December 2007    515,731,534.56      August 2009     78,350,778.45
                                         January 2008     491,521,068.27    September 2009    78,350,778.45
                                         February 2008    468,014,084.24     October 2009     78,350,778.45

                                       14
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
------------------------------------------------------------------------------------------------------------------------

CLASS A MONTHLY STRIKE RATE       With respect to each Distribution Date and the cap contract relating to the Class A
AND CLASS A CEILING RATE:         Certificates, the Class A Monthly Strike Rate is the per annum rate set forth next to such Distribution Date in the applicable table below, in each case, subject to the related Class A Ceiling Rate:

                                  --------------------------------------    ---------------------------------------
                                                     CLASS A     CLASS A                       CLASS A     CLASS A
                                   DISTRIBUTION      MONTHLY     CEILING     DISTRIBUTION      MONTHLY     CEILING
                                       DATE        STRIKE RATE    RATE           DATE        STRIKE RATE     RATE
                                  --------------------------------------    ---------------------------------------

                                     July 2006        9.182      11.407       March 2008        8.993       11.362
                                    August 2006       7.990      11.406       April 2008        8.492       11.355
                                  September 2006      7.995      11.406        May 2008        10.944       11.350
                                   October 2006       8.271      11.405       June 2008        10.726       11.345
                                   November 2006      8.009      11.404       July 2008        11.258       11.338
                                   December 2006      8.289      11.403      August 2008       11.084       11.331
                                   January 2007       8.030      11.402     September 2008     11.231       11.325
                                   February 2007      8.043      11.401      October 2008      11.787       12.287
                                    March 2007        8.933      11.399     November 2008      13.201       13.701
                                    April 2007        8.077      11.397     December 2008      13.913       14.413
                                     May 2007         8.372      11.395      January 2009      13.757       14.257
                                     June 2007        8.122      11.392     February 2009      14.110       14.610
                                     July 2007        8.421      11.390       March 2009       16.112       16.612
                                    August 2007       8.171      11.387       April 2009       15.055       15.555
                                  September 2007      8.199      11.384        May 2009        18.215       18.715
                                   October 2007       8.506      11.381       June 2009        18.535       19.035
                                   November 2007      8.258      11.378       July 2009        18.535       19.035
                                   December 2007      8.572      11.374      August 2009       18.535       19.035
                                   January 2008       8.326      11.371     September 2009     18.535       19.035
                                   February 2008      8.364      11.367      October 2009      18.535       19.035

                                       15
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
------------------------------------------------------------------------------------------------------------------------
CLASS M CAP CONTRACT NOTIONAL     With respect to any Distribution Date specified below and the cap contract relating to
BALANCE:                          the Mezzanine Certificates, the lesser of (1) the aggregate Certificate Principal
                                  Balance of the Mezzanine Certificates immediately prior to that Distribution Date, and
                                  (2) the amount specified below for that Distribution Date:

                                        --------------------------------    -------------------------------
                                         DISTRIBUTION                        DISTRIBUTION
                                             DATE            NOTIONAL            DATE           NOTIONAL
                                        --------------------------------    -------------------------------

                                            July 2006     265,212,000.00      March 2008     265,212,000.00
                                           August 2006    265,212,000.00      April 2008     265,212,000.00
                                         September 2006   265,212,000.00       May 2008      265,212,000.00
                                          October 2006    265,212,000.00       June 2008     265,212,000.00
                                          November 2006   265,212,000.00       July 2008     265,212,000.00
                                          December 2006   265,212,000.00      August 2008    265,212,000.00
                                          January 2007    265,212,000.00    September 2008   265,212,000.00
                                          February 2007   265,212,000.00     October 2008    265,212,000.00
                                           March 2007     265,212,000.00     November 2008   265,212,000.00
                                           April 2007     265,212,000.00     December 2008   265,212,000.00
                                            May 2007      265,212,000.00     January 2009    265,212,000.00
                                            June 2007     265,212,000.00     February 2009   265,212,000.00
                                            July 2007     265,212,000.00      March 2009     265,212,000.00
                                           August 2007    265,212,000.00      April 2009     265,212,000.00
                                         September 2007   265,212,000.00       May 2009      265,212,000.00
                                          October 2007    265,212,000.00       June 2009     265,212,000.00
                                          November 2007   265,212,000.00       July 2009     265,212,000.00
                                          December 2007   265,212,000.00      August 2009    265,212,000.00
                                          January 2008    265,212,000.00    September 2009   259,862,872.77
                                          February 2008   265,212,000.00     October 2009    248,402,562.75

                                       16
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
------------------------------------------------------------------------------------------------------------------------
CLASS M MONTHLY STRIKE RATE       With respect to each Distribution Date and the cap contract relating to the Mezzanine
AND CEILING RATE:                 Certificates, the Class M Monthly Strike Rate is the per annum rate set forth next to such Distribution Date in the applicable table below, in each case, subject to the related Class M Ceiling Rate:

                                  --------------------------------------    ---------------------------------------
                                                     CLASS M     CLASS M                       CLASS M     CLASS M
                                   DISTRIBUTION      MONTHLY     CEILING     DISTRIBUTION      MONTHLY     CEILING
                                       DATE        STRIKE RATE    RATE           DATE        STRIKE RATE     RATE
                                  --------------------------------------    ---------------------------------------

                                    July 2006         8.093      10.838       March 2008        7.485       10.838
                                   August 2006        6.964      10.838       April 2008        6.962       10.838
                                  September 2006      6.964      10.838        May 2008         9.010       10.838
                                   October 2006       7.218      10.838       June 2008         8.693       10.838
                                  November 2006       6.963      10.838       July 2008         8.997       10.838
                                  December 2006       7.217      10.838      August 2008        8.678       10.838
                                   January 2007       6.963      10.838     September 2008      8.676       10.838
                                  February 2007       6.963      10.838      October 2008       8.986       10.838
                                    March 2007        7.780      10.838     November 2008       9.943       10.838
                                    April 2007        6.963      10.838     December 2008      10.293       10.838
                                     May 2007         7.216      10.838      January 2009       9.934       10.838
                                    June 2007         6.962      10.838     February 2009       9.930       10.838
                                    July 2007         7.216      10.838       March 2009       11.059       11.559
                                   August 2007        6.962      10.838       April 2009        9.924       10.838
                                  September 2007      6.961      10.838        May 2009        11.594       12.094
                                   October 2007       7.215      10.838       June 2009        11.193       11.693
                                  November 2007       6.961      10.838       July 2009        11.580       12.080
                                  December 2007       7.215      10.838      August 2009       11.178       11.678
                                   January 2008       6.960      10.838     September 2009     11.209       11.709
                                  February 2008       6.960      10.838      October 2009      11.648       12.148

                                       17
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF NET WAC RATE      On the Closing Date, the Trustee will establish a reserve account from which
CARRYOVER AMOUNTS:                distributions in respect of the Net WAC Rate Carryover Amount on the Class A or
                                  Mezzanine Certificates will be made. The reserve account will be an asset of the trust but not of any REMIC. On each Distribution Date, to the extent required following the distribution of the Available Distribution Amount, the Trustee will withdraw from amounts in the reserve account to distribute to the holders of the Class A
                                  Certificates and Mezzanine Certificates any Net WAC Rate Carryover Amounts in the
                                  following order of priority, in each case to the extent of amounts remaining in the reserve account:

                                      (A) concurrently, to the Class A Certificates, on a pro rata basis based on the outstanding balance of each such class immediately prior to the Distribution
                                          Date, but only to the extent of amounts paid under the cap contract with respect to the Class A Certificates and only up to the related Net WAC Rate
                                          Carryover Amount;

                                      (B) concurrently, to the Mezzanine Certificates, on a pro rata basis based on the outstanding balance of each such class immediately prior to the Distribution
                                          Date, but only to the extent of amounts paid under the cap contract with respect to the Mezzanine Certificates and only up to the related Net WAC Rate
                                          Carryover Amount;

                                      (C) to the Class A Certificates, any related unpaid Net WAC Rate Carryover Amount
                                          (after taking into account distributions pursuant to (A) above), distributed on a pro rata basis based on the remaining undistributed Net WAC Rate
                                          Carryover Amount, but only to the extent of amounts remaining under the cap contract with respect to the Class A Certificates;

                                      (D) to the Mezzanine Certificates, any related unpaid Net WAC Rate Carryover
                                          Amount (after taking into account distributions pursuant to (B) above), distributed on a pro rata basis based on the remaining undistributed Net WAC
                                          Rate Carryover Amount, but only to the extent of amounts remaining under the cap contract with respect to the Mezzanine Certificates;

                                      (E) to the Class A Certificates and Mezzanine Certificates from Net Monthly Excess
                                          Cash Flow, any related undistributed Net WAC Rate Carryover Amount (after taking into account distributions pursuant to (A) through (D) above), distributed in the following order of priority: (i) to the Class A
                                          Certificates, on a pro rata basis based first on the outstanding certificate principal balance immediately prior to the Distribution Date, and second on such remaining undistributed Net WAC Rate Carryover Amount and (ii)
                                          sequentially to the Mezzanine Certificates any such remaining undistributed
                                          Net WAC Rate Carryover Amount for each class.

                                       18
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
AVAILABLE DISTRIBUTION AMOUNT:    For any Distribution Date, an amount equal to the sum of the following amounts, net of certain expenses of the trust including amounts reimbursable to the servicer and the trustee:

                                      o   the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related
                                          Determination Date, after deduction of the servicing fee and the trustee fee in respect of the Mortgage Loans for that Distribution Date;

                                      o   unscheduled payments in respect of the Mortgage Loans, including mortgagor prepayments, insurance proceeds, liquidation proceeds and Subsequent
                                          Recoveries from the Mortgage Loans, amounts received in respect of REO
                                          Property and proceeds from repurchases of and substitutions for the Mortgage
                                          Loans occurring during the related Prepayment Period;

                                      o   all payments of Compensating Interest made by the servicer with respect to the
                                          Mortgage Loans; and

                                      o   all Advances made for that Distribution Date in respect of the Mortgage Loans.

CERTIFICATE PRINCIPAL BALANCE:    With respect to any class of Class A Certificates and Mezzanine Certificates and any
                                  date of determination, an amount equal to its initial certificate principal balance, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that class of certificates and (b) with respect to any
                                  Class A Certificate and Mezzanine Certificate, any reductions in its certificate principal balance in connection with the allocation of Realized Losses in the manner described under "Allocation of Losses" above (taking into account any increases in the certificate principal balance thereof due to the receipt of Subsequent Recoveries).

                                  The Certificate Principal Balance of the Class CE Certificates as of any date of determination is equal to the excess, if any, of the then aggregate principal balance of the Mortgage Loans over the then aggregate Certificate Principal Balance of the
                                  Class A Certificates, the Mezzanine Certificates and the Class P Certificates.

CLASS A PRINCIPAL DISTRIBUTION    The Class A Principal Distribution Amount is an amount equal to the excess of:
AMOUNT:

                                      o   the aggregate Certificate Principal Balance of the Class A Certificates
                                          immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       19
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL               The Class M-1 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:

                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date and (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL               The Class M-2 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date and (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       20
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-3 PRINCIPAL               The Class M-3 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date and (iv)
                                          the Certificate Principal Balance of the Class M-3 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL               The Class M-4 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date and (v) the Certificate Principal Balance of the
                                          Class M-4 Certificate immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       21
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-5 PRINCIPAL               The Class M-5 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date and (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       22
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-6 PRINCIPAL               The Class M-6 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificates after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date, (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                          related Distribution Date and (vii) the Certificate Principal Balance of the
                                          Class M-6 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       23
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-7 PRINCIPAL               The Class M-7 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificate after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date, (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                          related Distribution Date, (vii) the Certificate Principal Balance of the
                                          Class M-6 Certificates after taking into account the distribution of the Class
                                          M-6 Principal Distribution Amount on the related Distribution Date and (viii)
                                          the Certificate Principal Balance of the Class M-7 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       24
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-8 PRINCIPAL               The Class M-8 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificate after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date, (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                          related Distribution Date, (vii) the Certificate Principal Balance of the
                                          Class M-6 Certificates after taking into account the distribution of the Class
                                          M-6 Principal Distribution Amount on the related Distribution Date, (viii) the
                                          Certificate Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the
                                          related Distribution Date and (ix) the Certificate Principal Balance of the
                                          Class M-8 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       25
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-9 PRINCIPAL               The Class M-9 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificate after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date, (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                          related Distribution Date, (vii) the Certificate Principal Balance of the
                                          Class M-6 Certificates after taking into account the distribution of the Class
                                          M-6 Principal Distribution Amount on the related Distribution Date, (viii) the
                                          Certificate Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the
                                          related Distribution Date, (ix) the Certificate Principal Balance of the Class
                                          M-8 Certificates after taking into account the distribution of the Class M-8
                                          Principal Distribution Amount on the related Distribution Date and (x) the
                                          Certificate Principal Balance of the Class M-9 Certificates immediately prior to the related Distribution Date over

                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

                                       26
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
CLASS M-10 PRINCIPAL              The Class M-10 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                      o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                          Certificate after taking into account the distribution of the Class A
                                          Principal Distribution Amount on the related Distribution Date, (ii) the
                                          Certificate Principal Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the
                                          related Distribution Date, (iii) the Certificate Principal Balance of the
                                          Class M-2 Certificates after taking into account the distribution of the Class
                                          M-2 Principal Distribution Amount on the related Distribution Date, (iv) the
                                          Certificate Principal Balance of the Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the
                                          related Distribution Date, (v) the Certificate Principal Balance of the Class
                                          M-4 Certificates after taking into account the distribution of the Class M-4
                                          Principal Distribution Amount on the related Distribution Date, (vi) the
                                          Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                          related Distribution Date and (vii) the Certificate Principal Balance of the
                                          Class M-6 Certificates after taking into account the distribution of the Class
                                          M-6 Principal Distribution Amount on the related Distribution Date (viii) the
                                          Certificate Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the
                                          related Distribution Date, (ix) the Certificate Principal Balance of the Class
                                          M-8 Certificates after taking into account the distribution of the Class M-8
                                          Principal Distribution Amount on the related Distribution Date, (x) the
                                          Certificate Principal Balance of the Class M-9 Certificates after taking into account the distribution of the Class M-9 Principal Distribution Amount on the
                                          related Distribution Date and (xi) the Certificate Principal Balance of the
                                          Class M-10 Certificates immediately prior to the related Distribution Date over
                                      o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                          Period over the Overcollateralization Floor Amount.

DETERMINATION DATE:               The Determination Date with respect to any Distribution Date will be the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.

EXPENSE ADJUSTED MORTGAGE         The Expense Adjusted Mortgage Rate for any Mortgage Loan and any Distribution Date
RATE:                             will be a per annum rate equal to the then applicable mortgage rate for such Mortgage
                                  Loan as of the first day of the related Due Period minus the sum of the applicable
                                  Servicing Fee Rate and the Trustee Fee Rate.

                                       27
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
FORMULA RATE:                     The Formula Rate for any class of Class A and Mezzanine Certificates is One-Month
                                  LIBOR plus the related margin. The related margin shall increase on any Distribution
                                  Date following the date on which the Optional Termination is in effect and not exercised by an amount equal to (i) 2.0 times the related margin for each Class A
                                  Certificate, and (ii) 1.5 times the related margin for any Mezzanine Certificate.

INTEREST CARRY FORWARD AMOUNT:    The Interest Carry Forward Amount with respect to any class of Class A Certificates and Mezzanine Certificates and any Distribution Date is equal to the amount, if any, by which the Interest Distribution Amount for that class of certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on the certificates in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to that class of certificates remaining undistributed from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate on the certificates for the most recently ended Interest Accrual Period.

INTEREST DISTRIBUTION AMOUNT:     The Interest Distribution Amount for the Class A Certificates and Mezzanine
                                  Certificates on any Distribution Date is equal to interest accrued during the related
                                  Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class, reduced (to not less than zero) by the allocable share, if any, for that class of Prepayment
                                  Interest Shortfalls to the extent not covered by Compensating Interest paid by the servicer and shortfalls resulting from the application of the Relief Act.

INTEREST REMITTANCE AMOUNT:       The Interest Remittance Amount for any Distribution Date is that portion of the
                                  Available Distribution Amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans.

NET MONTHLY EXCESS CASH FLOW:     The Net Monthly Excess Cash Flow for any Distribution Date is equal to the sum of (a)
                                  any Overcollateralization Reduction Amount and (b) the excess of:

                                      o   the Available Distribution Amount for the related Distribution Date over

                                      o   the sum for the related Distribution Date of the aggregate of (a) the Senior
                                          Interest Distribution Amount distributable to the holders of the Class A
                                          Certificates, (b) the Interest Distribution Amount distributable to the holders of the Mezzanine Certificates and (c) the Principal Remittance Amount.

NET WAC PASS-THROUGH RATE:        The Net WAC Pass-Through Rate for any Distribution Date and the Class A Certificates
                                  and Mezzanine Certificates is a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Expense
                                  Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their principal balances as of the first day of the related Due Period.

                                       28
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
NET WAC RATE CARRYOVER AMOUNT:    For any Distribution Date and any Class A Certificates or Mezzanine Certificates, an
                                  amount equal to the sum of (i) the excess of (x) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Pass-Through Rate, over (y) the amount of interest such class of Certificates accrued for such Distribution Date at the Net WAC Pass-Through
                                  Rate and (ii) the undistributed portion of any related Net WAC Carryover Amount from the prior Distribution Date together with interest accrued on such undistributed portion for the most recently ended Interest Accrual Period at the Formula Rate applicable for such class for such Interest Accrual Period. The ratings on each class of Certificates do not address the likelihood of the distribution of any Net WAC Rate
                                  Carryover Amount.

PASS-THROUGH RATES:               With respect to each class of Class A Certificates and Mezzanine Certificates and any
                                  Distribution Date, the lesser of (i) the Formula Rate and (ii) the Net WAC
                                  Pass-Through Rate.

PREPAYMENT INTEREST SHORTFALLS:   With respect to any principal prepayments on the Mortgage Loans and any Distribution
                                  Date, any interest shortfall resulting from principal prepayments in full occurring between the first day of the related Prepayment Period and the last day of the prior calendar month.

PRINCIPAL DISTRIBUTION AMOUNT:    The Principal Distribution Amount for any Distribution Date will be an amount, not less than zero, equal to the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans actually received on or prior to the related
                                  Determination Date or advanced on or prior to the related Distribution Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage
                                  Loan or, in the case of a substitution, amounts representing a principal adjustment, as required by the Pooling and Servicing Agreement during the related Prepayment
                                  Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds, Subsequent Recoveries and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the Trustee and the Servicer, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any Overcollateralization Increase Amount for such Distribution Date; minus (v) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:      The Principal Remittance Amount for any Distribution Date is the sum of the amounts described in clauses (i) through (iii) of the definition of Principal Distribution
                                  Amount.

SENIOR INTEREST DISTRIBUTION      The Senior Interest Distribution Amount for any Distribution Date is equal to the sum
AMOUNT:                           of the Interest Distribution Amount for that Distribution Date for the Class A
                                  Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the Class A Certificates.

                                       29
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
------------------------------------------------------------------------------------------------------------------------
SUBORDINATION PERCENTAGE:         With respect to each class of Class A Certificates and Mezzanine Certificates, the
                                  applicable approximate percentage set forth in the table below.

                                                       ---------------------------------------------------
                                                              CLASS                    PPERCENTAGE
                                                       ---------------------------------------------------
                                                                A                         47.80
                                                               M-1                        56.00
                                                               M-2                        63.60
                                                               M-3                        68.20
                                                               M-4                        72.40
                                                               M-5                        76.40
                                                               M-6                        80.00
                                                               M-7                        83.40
                                                               M-8                        86.40
                                                               M-9                        88.70
                                                              M-10                        91.20

30 TO 59 DAYS DELINQUENT          Any Mortgage Loan for which a payment due on any due date remains unpaid as of the close of business on the last day of the month of the next following monthly due date.
                                  The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month. Grace periods and partial payments do not affect these determinations.

                                       30
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $ 1,222,172,881.46
      NUMBER OF MORTGAGE LOANS:                                       4,722
      AVERAGE SCHEDULED PRINCIPAL BALANCE:               $       258,825.26
      WEIGHTED AVERAGE GROSS COUPON:                                 8.382%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                           609
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                        78.19%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                        86.36%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                  358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                          360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                            24
      WEIGHTED AVERAGE GROSS MARGIN(1):                              6.026%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                          2.019%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                         1.500%
      INTEREST ONLY LOANS:                                           15.47%
      SILENT SECONDS:                                                44.42%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       31
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PRODUCT TYPE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2/1 ARM                        1,846      $  406,781,253.54      33.28%    $220,358.21      587       77.15%       8.960%
2/1 ARM 5Y-IO                   568          186,536,761.04      15.26      328,409.79      633       80.58        7.544
3/1 ARM                         25             5,637,692.92       0.46      225,507.72      620       77.03        8.869
3/1 ARM 5Y-IO                   11             2,583,678.93       0.21      234,879.90      635       83.64        7.784
40/30 2/1 ARM                  1,689         512,922,433.66      41.97      303,684.09      613       78.74        8.277
40/30 3/1 ARM                   21             6,317,159.57       0.52      300,817.12      609       73.37        8.491
40/30 5/1 ARM                    6             1,637,580.87       0.13      272,930.15      611       85.87        8.215
40/30 Fixed                     87            25,981,557.91       2.13      298,638.60      633       74.88        7.587
5/1 ARM                          8             1,682,874.31       0.14      210,359.29      608       74.92        7.871
Fixed                           461           72,091,888.71       5.90      156,381.54      630       75.44        8.313
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT GROSS MORTGAGE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATE(%)                        LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     3        $    1,121,894.75       0.09%    $373,964.92      660       77.98%       5.397%
5.501--6.000                    16             5,349,539.27       0.44      334,346.20      640       74.86        5.840
6.001--6.500                    74            23,873,432.38       1.95      322,613.95      655       74.61        6.356
6.501--7.000                    254           86,622,663.00       7.09      341,034.11      641       77.49        6.836
7.001--7.500                    460          150,213,774.60      12.29      326,551.68      629       78.54        7.330
7.501--8.000                    847          259,391,117.72      21.22      306,246.89      625       79.50        7.820
8.001--8.500                    811          223,384,918.88      18.28      275,443.80      615       80.12        8.299
8.501--9.000                    758          185,730,474.58      15.20      245,027.01      605       79.01        8.776
9.001--9.500                    500          111,332,534.76       9.11      222,665.07      586       79.06        9.282
9.501--10.000                   387           81,921,656.66       6.70      211,683.87      565       75.98        9.778
10.001--10.500                  193           34,293,237.64       2.81      177,685.17      545       73.17       10.249
10.501--11.000                  190           29,233,961.28       2.39      153,862.95      546       72.02       10.758
11.001--11.500                  81            10,330,452.92       0.85      127,536.46      550       67.56       11.250
11.501--12.000                  90            11,877,302.83       0.97      131,970.03      540       62.90       11.811
12.001--12.500                  40             6,221,019.59       0.51      155,525.49      540       66.50       12.247
12.501--13.000                  13               884,517.39       0.07       68,039.80      586       81.77       12.782
13.001--13.500                   1                14,973.23       0.00       14,973.23      622       95.00       13.200
13.501--14.000                   4               375,409.98       0.03       93,852.50      554       63.68       13.865
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       32
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE        AVERAGE  AVERAGE      LOAN-      AVERAGE
ORIGINAL MORTGAGE LOAN       MORTGAGE                        OF PRINCIPAL     PRINCIPAL  CREDIT     TO-VALUE      GROSS
BALANCE ($)                    LOANS      PRINCIPAL BALANCE    BALANCE          BALANCE   SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                       78        $    2,931,234.95       0.24%   $   37,579.94     623       93.50%      11.047%
50,001--100,000                 527           41,850,255.77       3.42        79,412.25     592       76.88        9.539
100,001--150,000                713           89,850,094.08       7.35       126,016.96     594       75.68        9.002
150,001--200,000                810          141,378,676.62      11.57       174,541.58     596       75.49        8.635
200,001--250,000                568          127,278,623.77      10.41       224,082.08     602       77.21        8.501
250,001--300,000                461          127,440,592.75      10.43       276,443.80     600       77.12        8.505
300,001--350,000                423          137,024,760.23      11.21       323,935.60     613       78.20        8.143
350,001--400,000                329          122,998,762.43      10.06       373,856.42     613       78.57        8.166
400,001--450,000                245          103,674,201.00       8.48       423,160.00     615       80.64        8.236
450,001--500,000                181           85,808,028.62       7.02       474,077.51     623       80.23        8.030
500,001--550,000                114           59,565,267.17       4.87       522,502.34     614       79.55        8.138
550,001--600,000                90            51,826,189.58       4.24       575,846.55     623       81.05        8.130
600,001--650,000                57            35,649,304.82       2.92       625,426.40     630       80.30        8.017
650,001--700,000                44            29,621,941.95       2.42       673,225.95     618       82.50        8.238
700,001--750,000                39            28,696,102.64       2.35       735,797.50     604       79.07        8.231
750,001--800,000                24            18,716,746.96       1.53       779,864.46     620       77.54        8.120
800,001--850,000                 6             4,974,368.33       0.41       829,061.39     624       70.03        7.502
850,001--900,000                 5             4,417,750.00       0.36       883,550.00     655       79.05        7.338
900,001--950,000                 2             1,836,255.61       0.15       918,127.81     657       68.11        7.141
950,001--1,000,000               3             2,978,901.04       0.24       992,967.01     677       79.19        7.099
1,000,001 >=                     3             3,654,823.14       0.30     1,218,274.38     645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%   $  258,825.26     609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       33
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE        AVERAGE  AVERAGE      LOAN-      AVERAGE
CURRENT UNPAID PRINCIPAL     MORTGAGE                        OF PRINCIPAL     PRINCIPAL  CREDIT     TO-VALUE      GROSS
BALANCE ($)                    LOANS      PRINCIPAL BALANCE    BALANCE          BALANCE   SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                       78        $    2,931,234.95       0.24%   $   37,579.94     623       93.50%      11.047%
50,001--100,000                 527           41,850,255.77       3.42        79,412.25     592       76.88        9.539
100,001--150,000                713           89,850,094.08       7.35       126,016.96     594       75.68        9.002
150,001--200,000                811          141,576,325.87      11.58       174,570.07     596       75.50        8.634
200,001--250,000                567          127,080,974.52      10.40       224,128.70     602       77.21        8.501
250,001--300,000                461          127,440,592.75      10.43       276,443.80     600       77.12        8.505
300,001--350,000                424          137,374,533.05      11.24       323,996.54     613       78.17        8.140
350,001--400,000                330          123,448,159.32      10.10       374,085.33     613       78.62        8.170
400,001--450,000                243          102,875,031.29       8.42       423,354.04     615       80.64        8.235
450,001--500,000                181           85,808,028.62       7.02       474,077.51     623       80.23        8.030
500,001--550,000                114           59,565,267.17       4.87       522,502.34     614       79.55        8.138
550,001--600,000                90            51,826,189.58       4.24       575,846.55     623       81.05        8.130
600,001--650,000                58            36,298,605.79       2.97       625,838.03     629       80.38        8.045
650,001--700,000                43            28,972,640.98       2.37       673,782.35     619       82.45        8.208
700,001--750,000                39            28,696,102.64       2.35       735,797.50     604       79.07        8.231
750,001--800,000                24            18,716,746.96       1.53       779,864.46     620       77.54        8.120
800,001--850,000                 6             4,974,368.33       0.41       829,061.39     624       70.03        7.502
850,001--900,000                 5             4,417,750.00       0.36       883,550.00     655       79.05        7.338
900,001--950,000                 2             1,836,255.61       0.15       918,127.81     657       68.11        7.141
950,001--1,000,000               3             2,978,901.04       0.24       992,967.01     677       79.19        7.099
1,000,001 >=                     3             3,654,823.14       0.30     1,218,274.38     645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%   $  258,825.26     609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
REMAINING TERM (MONTHS)        LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--60                            1        $       22,197.44       0.00%    $ 22,197.44      624       95.00%      12.500%
61--120                          2               102,404.69       0.01       51,202.35      674       64.82        8.664
121--180                        22             1,590,495.84       0.13       72,295.27      617       59.74        8.682
181--240                         7               920,077.15       0.08      131,439.59      605       70.01        8.316
301--360                       4,690       1,219,537,706.34      99.78      260,029.36      609       78.23        8.382
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       34
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ORIGINAL TERM (MONTHS)         LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--60                            1        $       22,197.44       0.00%    $ 22,197.44      624       95.00%      12.500%
61--120                          2               102,404.69       0.01       51,202.35      674       64.82        8.664
121--180                        22             1,590,495.84       0.13       72,295.27      617       59.74        8.682
181--240                         7               920,077.15       0.08      131,439.59      605       70.01        8.316
301--360                       4,690       1,219,537,706.34      99.78      260,029.36      609       78.23        8.382
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                     3        $      214,812.15       0.02%    $ 71,604.05      525       12.75%      10.421%
15.01--20.00                     9               824,407.68       0.07       91,600.85      602       17.51        8.824
20.01--25.00                     9             1,117,510.34       0.09      124,167.82      562       23.04        9.919
25.01--30.00                     9             1,708,935.79       0.14      189,881.75      552       28.67        8.951
30.01--35.00                    21             2,937,592.54       0.24      139,885.36      554       33.14        9.299
35.01--40.00                    24             3,875,470.06       0.32      161,477.92      607       37.74        8.553
40.01--45.00                    48             8,933,281.95       0.73      186,110.04      573       42.67        9.038
45.01--50.00                    85            16,942,645.08       1.39      199,325.24      581       47.87        8.809
50.01--55.00                    89            21,059,181.11       1.72      236,620.01      581       52.69        8.721
55.01--60.00                    149           31,006,394.15       2.54      208,096.61      576       57.94        8.880
60.01--65.00                    285           66,733,448.36       5.46      234,152.45      568       63.62        9.099
65.01--70.00                    301           75,990,387.14       6.22      252,459.76      568       68.77        8.983
70.01--75.00                    279           74,409,546.39       6.09      266,700.88      573       74.07        8.706
75.01--80.00                   2,045         580,593,236.33      47.51      283,908.67      627       79.83        8.083
80.01--85.00                    443          119,327,006.28       9.76      269,361.19      599       84.47        8.248
85.01--90.00                    647          175,611,056.13      14.37      271,423.58      615       89.73        8.364
90.01--95.00                    90            22,362,872.38       1.83      248,476.36      610       94.61        8.559
95.01--100.00                   186           18,525,097.60       1.52       99,597.30      639       99.88        9.945
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       35
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
COMBINED LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                     3        $      214,812.15       0.02%    $ 71,604.05      525       12.75%      10.421%
15.01--20.00                     9               824,407.68       0.07       91,600.85      602       17.51        8.824
20.01--25.00                     9             1,117,510.34       0.09      124,167.82      562       23.04        9.919
25.01--30.00                     9             1,708,935.79       0.14      189,881.75      552       28.67        8.951
30.01--35.00                    21             2,937,592.54       0.24      139,885.36      554       33.14        9.299
35.01--40.00                    24             3,875,470.06       0.32      161,477.92      607       37.74        8.553
40.01--45.00                    48             8,933,281.95       0.73      186,110.04      573       42.67        9.038
45.01--50.00                    84            16,842,672.12       1.38      200,508.00      581       47.85        8.812
50.01--55.00                    88            20,959,449.50       1.71      238,175.56      581       52.69        8.724
55.01--60.00                    149           31,006,394.15       2.54      208,096.61      576       57.94        8.880
60.01--65.00                    281           66,198,273.99       5.42      235,581.05      568       63.62        9.104
65.01--70.00                    290           74,260,199.26       6.08      256,069.65      567       68.75        8.977
70.01--75.00                    266           70,823,349.59       5.79      266,253.19      572       74.12        8.709
75.01--80.00                    401          109,299,389.13       8.94      272,567.06      590       79.19        8.539
80.01--85.00                    349          100,079,393.48       8.19      286,760.44      595       84.31        8.304
85.01--90.00                    511          141,084,617.68      11.54      276,095.14      613       88.96        8.339
90.01--95.00                    246           69,801,087.82       5.71      283,744.26      618       88.03        8.410
95.01--100.00                  1,932         501,570,734.48      41.04      259,612.18      635       81.22        8.057
100.01* >=                       2               635,309.75       0.05      317,654.88      595       83.91        8.247
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

*     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       36
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                              DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
STATE                          LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                              924       $  335,946,154.35      27.49%    $363,578.09      617       77.38%       8.000%
FL                              772          164,200,938.22      13.44      212,695.52      608       79.27        8.383
NY                              441          156,232,131.82      12.78      354,267.87      617       76.87        8.252
NJ                              340           96,909,022.42       7.93      285,026.54      605       77.16        8.827
MD                              356           84,247,650.95       6.89      236,650.70      598       77.75        8.440
IL                              257           52,366,687.97       4.28      203,761.43      603       80.98        8.846
MA                              169           46,305,065.10       3.79      273,994.47      596       76.18        8.829
VA                              160           45,368,359.85       3.71      283,552.25      604       79.24        8.446
GA                              171           27,649,655.10       2.26      161,693.89      598       82.92        8.618
AZ                              122           26,384,720.93       2.16      216,268.20      601       78.57        8.489
HI                              50            18,670,223.17       1.53      373,404.46      625       78.25        8.165
NV                              70            18,499,525.49       1.51      264,278.94      617       78.61        8.144
CT                              71            17,550,222.21       1.44      247,186.23      596       79.57        8.719
WA                              51            12,972,488.93       1.06      254,362.53      587       79.48        8.645
MN                              66            12,614,773.76       1.03      191,132.94      617       82.49        8.213
Other                           702          106,255,261.19       8.69      151,360.77      599       79.09        8.801
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
OCCUPANCY                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2nd Home                        29        $    7,882,207.97       0.64%    $271,800.27      609       77.30%       8.249%
Non-Owner Occupied              373           73,593,114.73       6.02      197,300.58      612       78.82        9.136
Owner Occupied                 4,320       1,140,697,558.76      93.33      264,050.36      609       78.16        8.334
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       37
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PROPERTY TYPE                  LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Single Family                  3,756      $  944,707,500.53      77.30%    $251,519.57      605       78.21%       8.373%
Multi Family                    634          207,123,338.40      16.95      326,692.96      622       77.61        8.401
Condo                           332           70,342,042.53       5.76      211,873.62      617       79.76        8.447
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LOAN PURPOSE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Cash Out                       2,424      $  639,671,999.24      52.34%    $263,891.09      592       75.41%       8.509%
Purchase                       2,245         567,448,334.36      46.43      252,760.95      628       81.37        8.238
Refinance                       53            15,052,547.86       1.23      284,010.34      598       76.76        8.399
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
DOCUMENTATION TYPE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Easy                            41        $   10,456,837.31       0.86%    $255,044.81      589       79.47%       8.645%
Full                           2,593         638,652,773.34      52.26      246,298.79      607       80.28        8.019
Stated                         2,088         573,063,270.81      46.89      274,455.59      611       75.84        8.781
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       38
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
CREDIT SCORE RANGE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

476--500                        15        $    2,338,974.83       0.19%    $155,931.66      500       60.44%       9.865%
501--525                        387           84,841,721.68       6.94      219,229.25      513       67.57       10.004
526--550                        442           96,046,418.75       7.86      217,299.59      538       70.75        9.452
551--575                        496          118,912,577.79       9.73      239,743.10      562       76.20        8.814
576--600                        743          184,324,964.44      15.08      248,082.05      589       79.78        8.354
601--625                        898          233,392,153.76      19.10      259,902.18      614       80.59        8.137
626--650                        930          257,132,802.10      21.04      276,486.88      638       80.70        8.023
651--675                        502          150,209,095.04      12.29      299,221.30      662       80.05        7.855
676--700                        251           76,965,067.68       6.30      306,633.74      686       80.23        7.750
701--725                        32            10,604,044.46       0.87      331,376.39      715       78.31        7.797
726--750                        16             4,838,045.86       0.40      302,377.87      736       76.02        7.429
751--775                         7             2,031,979.60       0.17      290,282.80      755       68.23        7.436
776--800                         2               455,090.25       0.04      227,545.13      790       66.07        7.935
801--825                         1                79,945.22       0.01       79,945.22      816       80.00        7.900
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
PREPAYMENT PENALTY TERMS     MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
(MONTHS)                       LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

0                              2,016      $  528,995,647.57      43.28%    $262,398.63      607       78.20%       8.639%
12                              234           70,051,117.74       5.73      299,363.75      616       75.46        8.414
24                             1,934         485,942,937.96      39.76      251,263.15      609       78.81        8.291
30                               1               226,728.45       0.02      226,728.45      628       95.00        7.750
36                              537          136,956,449.74      11.21      255,039.94      614       77.36        7.695
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       39
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LIEN TYPE                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1st                            4,578      $1,213,245,626.76      99.27%    $265,016.52      609       78.04%       8.363%
2nd                             144            8,927,254.70       0.73       61,994.82      643       99.65       10.995
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,722      $1,222,172,881.46     100.00%    $258,825.26      609       78.19%       8.382%
-------------------------------------------------------------------------------------------------------------------------

                                       40
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $ 1,124,099,434.84

      NUMBER OF MORTGAGE LOANS:                                       4,174

      AVERAGE SCHEDULED PRINCIPAL BALANCE:               $       269,309.88

      WEIGHTED AVERAGE GROSS COUPON:                                 8.405%

      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                           607

      WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                        78.45%

      WEIGHTED AVERAGE COMBINED LTV RATIO(1):                        86.98%

      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                  358

      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                          360

      WEIGHTED AVERAGE ROLL TERM (MONTHS):                               24

      WEIGHTED AVERAGE GROSS MARGIN:                                 6.026%

      WEIGHTED AVERAGE INITIAL RATE CAP:                             2.019%

      WEIGHTED AVERAGE PERIODIC RATE CAP:                            1.500%

      INTEREST ONLY LOANS:                                           16.82%

      SILENT SECONDS:                                                46.49%

--------------------------------------------------------------------------------

(1)   The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       41
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
PRODUCT TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

2/1 ARM                         1,846     $  406,781,253.54      36.19%    $220,358.21      587       77.15%       8.960%
2/1 ARM 5Y-IO                    568         186,536,761.04      16.59      328,409.79      633       80.58        7.544
3/1 ARM                          25            5,637,692.92       0.50      225,507.72      620       77.03        8.869
3/1 ARM 5Y-IO                    11            2,583,678.93       0.23      234,879.90      635       83.64        7.784
40/30 2/1 ARM                   1,689        512,922,433.66      45.63      303,684.09      613       78.74        8.277
40/30 3/1 ARM                    21            6,317,159.57       0.56      300,817.12      609       73.37        8.491
40/30 5/1 ARM                     6            1,637,580.87       0.15      272,930.15      611       85.87        8.215
5/1 ARM                           8            1,682,874.31       0.15      210,359.29      608       74.92        7.871
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
CURRENT GROSS                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
MORTGAGE RATE (%)               LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                      3       $    1,121,894.75       0.10%    $373,964.92      660       77.98%       5.397%
5.501--6.000                     14            4,888,499.25       0.43      349,178.52      638       75.04        5.825
6.001--6.500                     42           13,115,261.09       1.17      312,268.12      645       78.87        6.359
6.501--7.000                     204          73,581,281.99       6.55      360,692.56      640       78.64        6.842
7.001--7.500                     405         135,513,228.98      12.06      334,600.57      628       79.38        7.332
7.501--8.000                     771         241,458,210.27      21.48      313,175.37      624       79.73        7.823
8.001--8.500                     756         212,740,697.37      18.93      281,403.04      614       80.27        8.301
8.501--9.000                     702         175,959,187.37      15.65      250,654.11      605       79.35        8.777
9.001--9.500                     472         107,318,428.42       9.55      227,369.55      586       79.22        9.281
9.501--10.000                    350          77,252,628.31       6.87      220,721.80      562       75.64        9.775
10.001--10.500                   163          30,893,674.84       2.75      189,531.75      539       72.38       10.244
10.501--11.000                   135          24,768,086.73       2.20      183,467.31      533       69.02       10.740
11.001--11.500                   57            8,676,723.55       0.77      152,223.22      534       61.70       11.260
11.501--12.000                   66           10,569,958.16       0.94      160,150.88      536       60.71       11.812
12.001--12.500                   26            5,459,378.92       0.49      209,976.11      534       62.72       12.236
12.501--13.000                    4              406,884.86       0.04      101,721.22      553       60.81       12.842
13.501--14.000                    4              375,409.98       0.03       93,852.50      554       63.68       13.865
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       42
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
ORIGINAL MORTGAGE             MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
LOAN BALANCE ($)                LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                         8       $      399,744.62       0.04%  $   49,968.08      589       82.10%      10.106%
50,001--100,000                  407          32,548,464.25       2.90       79,971.66      581       74.92        9.474
100,001--150,000                 617          77,889,043.27       6.93      126,238.32      590       75.83        9.003
150,001--200,000                 732         127,931,391.73      11.38      174,769.66      594       76.34        8.692
200,001--250,000                 514         115,351,491.97      10.26      224,419.25      600       77.57        8.574
250,001--300,000                 423         116,886,361.48      10.40      276,327.10      597       77.31        8.563
300,001--350,000                 387         125,357,040.62      11.15      323,920.00      611       78.50        8.203
350,001--400,000                 304         113,665,804.80      10.11      373,900.67      611       78.95        8.213
400,001--450,000                 240         101,586,121.17       9.04      423,275.50      614       80.50        8.251
450,001--500,000                 175          82,942,845.58       7.38      473,959.12      622       80.17        8.032
500,001--550,000                 108          56,390,507.19       5.02      522,134.33      612       79.58        8.195
550,001--600,000                 85           48,922,998.78       4.35      575,564.69      623       81.13        8.146
600,001--650,000                 53           33,153,158.44       2.95      625,531.29      627       81.57        8.116
650,001--700,000                 43           28,943,081.07       2.57      673,094.91      618       82.33        8.285
700,001--750,000                 37           27,245,706.15       2.42      736,370.44      602       79.72        8.311
750,001--800,000                 23           17,957,374.21       1.60      780,755.40      621       77.43        8.140
800,001--850,000                  6            4,974,368.33       0.44      829,061.39      624       70.03        7.502
850,001--900,000                  5            4,417,750.00       0.39      883,550.00      655       79.05        7.338
900,001--950,000                  1              902,457.00       0.08      902,457.00      650       81.67        7.700
950,001--1,000,000                3            2,978,901.04       0.27      992,967.01      677       79.19        7.099
1,000,001 >=                      3            3,654,823.14       0.33    1,218,274.38      645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%  $  269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       43
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
CURRENT UNPAID                MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
PRINCIPAL BALANCE ($)           LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                         8       $      399,744.62       0.04%  $   49,968.08      589       82.10%      10.106%
50,001--100,000                  407          32,548,464.25       2.90       79,971.66      581       74.92        9.474
100,001--150,000                 617          77,889,043.27       6.93      126,238.32      590       75.83        9.003
150,001--200,000                 733         128,129,040.98      11.40      174,800.87      594       76.34        8.692
200,001--250,000                 513         115,153,842.72      10.24      224,471.43      600       77.57        8.574
250,001--300,000                 423         116,886,361.48      10.40      276,327.10      597       77.31        8.563
300,001--350,000                 388         125,706,813.44      11.18      323,986.63      611       78.47        8.200
350,001--400,000                 305         114,115,201.69      10.15      374,148.20      611       79.00        8.217
400,001--450,000                 238         100,786,951.46       8.97      423,474.59      614       80.51        8.250
450,001--500,000                 175          82,942,845.58       7.38      473,959.12      622       80.17        8.032
500,001--550,000                 108          56,390,507.19       5.02      522,134.33      612       79.58        8.195
550,001--600,000                 85           48,922,998.78       4.35      575,564.69      623       81.13        8.146
600,001--650,000                 54           33,802,459.41       3.01      625,971.47      626       81.63        8.145
650,001--700,000                 42           28,293,780.10       2.52      673,661.43      618       82.27        8.255
700,001--750,000                 37           27,245,706.15       2.42      736,370.44      602       79.72        8.311
750,001--800,000                 23           17,957,374.21       1.60      780,755.40      621       77.43        8.140
800,001--850,000                  6            4,974,368.33       0.44      829,061.39      624       70.03        7.502
850,001--900,000                  5            4,417,750.00       0.39      883,550.00      655       79.05        7.338
900,001--950,000                  1              902,457.00       0.08      902,457.00      650       81.67        7.700
950,001--1,000,000                3            2,978,901.04       0.27      992,967.01      677       79.19        7.099
1,000,001 >=                      3            3,654,823.14       0.33    1,218,274.38      645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%  $  269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
REMAINING TERM (MONTHS)         LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                        4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       44
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
ORIGINAL TERM (MONTHS)          LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                        4,174     $1,124,099,434.84     100.00%    $269,309.88      607        78.45%      8.405%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607        78.45%      8.405%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
ORIGINAL LOAN-TO-VALUE        MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
RATIO (%)                       LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                      3       $      214,812.15       0.02%    $ 71,604.05      525       12.75%      10.421%
15.01--20.00                      7              600,230.19       0.05       85,747.17      610       17.21        8.547
20.01--25.00                      8            1,017,565.54       0.09      127,195.69      559       23.12       10.014
25.01--30.00                      8            1,509,032.31       0.13      188,629.04      548       28.55        8.997
30.01--35.00                     17            2,492,938.67       0.22      146,643.45      546       33.19        9.267
35.01--40.00                     16            2,928,889.33       0.26      183,055.58      606       37.75        8.711
40.01--45.00                     41            7,542,686.07       0.67      183,967.95      565       42.64        9.124
45.01--50.00                     69           13,683,599.36       1.22      198,313.03      566       47.83        9.117
50.01--55.00                     67           14,736,411.38       1.31      219,946.44      559       52.59        9.239
55.01--60.00                     119          25,451,539.26       2.26      213,878.48      564       57.93        9.104
60.01--65.00                     240          57,461,962.74       5.11      239,424.84      558       63.66        9.342
65.01--70.00                     257          66,285,562.22       5.90      257,920.48      561       68.83        9.171
70.01--75.00                     260          70,526,859.52       6.27      271,257.15      571       74.05        8.751
75.01--80.00                    1,925        553,347,120.39      49.23      287,453.05      627       79.83        8.095
80.01--85.00                     415         113,314,638.64      10.08      273,047.32      598       84.46        8.263
85.01--90.00                     608         165,922,678.80      14.76      272,899.14      615       89.72        8.377
90.01--95.00                     69           18,115,544.83       1.61      262,544.13      604       94.73        8.667
95.01--100.00                    45            8,947,363.44       0.80      198,830.30      633       99.77        9.150
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       45
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
COMBINED LOAN-TO-VALUE        MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
RATIO (%)                       LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                      3       $      214,812.15       0.02%    $ 71,604.05      525       12.75%      10.421%
15.01--20.00                      7              600,230.19       0.05       85,747.17      610       17.21        8.547
20.01--25.00                      8            1,017,565.54       0.09      127,195.69      559       23.12       10.014
25.01--30.00                      8            1,509,032.31       0.13      188,629.04      548       28.55        8.997
30.01--35.00                     17            2,492,938.67       0.22      146,643.45      546       33.19        9.267
35.01--40.00                     16            2,928,889.33       0.26      183,055.58      606       37.75        8.711
40.01--45.00                     41            7,542,686.07       0.67      183,967.95      565       42.64        9.124
45.01--50.00                     68           13,583,626.40       1.21      199,759.21      566       47.82        9.124
50.01--55.00                     66           14,636,679.77       1.30      221,767.88      559       52.58        9.247
55.01--60.00                     119          25,451,539.26       2.26      213,878.48      564       57.93        9.104
60.01--65.00                     238          57,135,578.25       5.08      240,065.45      558       63.65        9.344
65.01--70.00                     247          64,825,179.30       5.77      262,450.12      559       68.81        9.161
70.01--75.00                     249          67,110,445.37       5.97      269,519.86      569       74.10        8.759
75.01--80.00                     354          98,962,422.23       8.80      279,554.87      587       79.17        8.598
80.01--85.00                     327          95,601,172.95       8.50      292,358.33      594       84.29        8.307
85.01--90.00                     476         132,651,209.74      11.80      278,679.01      612       88.91        8.362
90.01--95.00                     217          63,273,326.38       5.63      291,582.15      616       87.73        8.444
95.01--100.00                   1,711        473,926,791.18      42.16      276,988.19      635       80.88        8.016
100.01* >=                        2              635,309.75       0.06      317,654.88      595       83.91        8.247
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

*     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       46
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                              DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
STATE                           LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                               840      $  317,759,742.19      28.27%    $378,285.41      616       77.45%       8.000%
FL                               658         146,690,066.96      13.05      222,933.23      607       79.64        8.424
NY                               384         140,356,655.55      12.49      365,512.12      614       77.54        8.302
NJ                               309          91,706,307.48       8.16      296,784.17      603       77.45        8.858
MD                               317          77,133,059.86       6.86      243,321.96      596       78.46        8.449
IL                               233          49,952,888.77       4.44      214,390.08      602       80.97        8.828
MA                               158          44,308,341.20       3.94      280,432.54      594       76.03        8.844
VA                               146          42,938,375.68       3.82      294,098.46      603       79.05        8.428
GA                               147          25,008,717.76       2.22      170,127.33      594       83.31        8.615
AZ                               108          24,296,685.02       2.16      224,969.31      598       78.52        8.532
NV                               60           16,125,528.12       1.43      268,758.80      615       78.80        8.265
HI                               39           15,688,598.72       1.40      402,271.76      619       79.16        8.333
CT                               62           15,655,435.22       1.39      252,507.02      592       79.96        8.836
WA                               48           12,332,235.51       1.10      256,921.57      584       79.02        8.715
MN                               58           10,989,872.77       0.98      189,480.57      618       82.28        8.241
Other                            607          93,156,924.03       8.29      153,471.04      596       79.53        8.834
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
OCCUPANCY                       LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

2nd Home                         24       $    7,180,596.54       0.64%    $299,191.52      604       77.69%       8.258%
Non-Owner Occupied               344          68,632,832.47       6.11      199,514.05      611       79.18        9.127
Owner Occupied                  3,806      1,048,286,005.83      93.26      275,429.85      607       78.40        8.358
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       47
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
PROPERTY TYPE                   LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

Single Family                   3,293     $  862,654,977.36      76.74%    $261,966.29      603       78.48%       8.401%
Multi Family                     582         195,378,139.82      17.38      335,701.27      621       77.89        8.413
Condo                            299          66,066,317.66       5.88      220,957.58      616       79.70        8.429
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
LOAN PURPOSE                    LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

Cash Out                        2,091     $  569,421,050.84      50.66%    $272,319.97      588       75.86%       8.589%
Purchase                        2,036        541,506,419.91      48.17      265,965.83      628       81.18        8.206
Refinance                        47           13,171,964.09       1.17      280,254.56      587       77.74        8.597
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
DOCUMENTATION TYPE              LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

Easy                             37       $    9,817,712.20       0.87%    $265,343.57      590       80.74%       8.677%
Full                            2,238        571,390,755.38      50.83      255,313.12      605       80.79        8.045
Stated                          1,899        542,890,967.26      48.30      285,882.55      609       75.94        8.779
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       48
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
CREDIT SCORE RANGE              LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

476--500                         14       $    2,136,662.55       0.19%    $152,618.75      500       59.06%       9.871%
501--525                         376          83,318,857.90       7.41      221,592.71      513       67.74        9.996
526--550                         417          92,166,399.85       8.20      221,022.54      538       70.74        9.452
551--575                         465         112,883,472.93      10.04      242,760.16      562       76.70        8.811
576--600                         678         173,463,882.18      15.43      255,846.43      589       80.21        8.342
601--625                         806         218,118,169.36      19.40      270,618.08      614       80.90        8.137
626--650                         753         227,293,306.46      20.22      301,850.34      638       80.76        8.013
651--675                         415         132,360,958.87      11.77      318,942.07      662       80.67        7.893
676--700                         209          67,853,597.96       6.04      324,658.36      686       80.70        7.768
701--725                         26            9,278,342.70       0.83      356,859.33      714       81.30        7.951
726--750                         10            3,720,604.32       0.33      372,060.43      737       79.27        7.508
751--775                          4            1,394,850.88       0.12      348,712.72      752       77.44        7.432
776--800                          1              110,328.88       0.01      110,328.88      778       80.00        8.200
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
PREPAYMENT PENALTY            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
TERMS (MONTHS)                  LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

0                               1,840     $  503,846,459.55      44.82%    $273,829.60      605       78.36%       8.641%
12                               174          54,132,346.77       4.82      311,105.44      609       76.46        8.580
24                              1,850        476,085,611.72      42.35      257,343.57      609       78.74        8.273
36                               310          90,035,016.80       8.01      290,435.54      606       78.56        7.677
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
INITIAL CAP (%)                 LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

2.000                           4,092     $1,102,221,290.48      98.05%    $269,360.04      607       78.45%       8.403%
3.000                            82           21,878,144.36       1.95      266,806.64      609       78.17        8.486
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       49
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
PERIODIC CAP (%)                LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

1.500                           4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY GROSS MARGIN

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                    AVERAGE
                                                                                          WEIGHTED  ORIGINAL     WEIGHTED
                              NUMBER OF                       PERCENTAGE       AVERAGE    AVERAGE    LOAN-       AVERAGE
                              MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE      GROSS
ARM MARGIN (%)                  LOANS     PRINCIPAL BALANCE    BALANCE         BALANCE     SCORE     RATIO        COUPON
-------------------------------------------------------------------------------------------------------------------------

1.001--2.000                      1       $      186,942.04       0.02%    $186,942.04      521       75.00%      10.300%
2.001--3.000                      1              124,967.65       0.01      124,967.65      580       46.30        8.350
3.001--4.000                     31           10,030,964.52       0.89      323,579.50      644       77.05        6.024
4.001--5.000                     323         111,780,247.71       9.94      346,068.88      635       78.88        7.000
5.001--6.000                    1,347        409,848,000.13      36.46      304,267.26      622       79.44        7.829
6.001--7.000                    2,471        592,128,312.79      52.68      239,631.05      590       77.71        9.108
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,174     $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       50
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MAXIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

11.001--11.500                   3        $    1,121,894.75       0.10%    $373,964.92      660       77.98%       5.397%
11.501--12.000                  14             4,888,499.25       0.43      349,178.52      638       75.04        5.825
12.001--12.500                  42            13,115,261.09       1.17      312,268.12      645       78.87        6.359
12.501--13.000                  204           73,581,281.99       6.55      360,692.56      640       78.64        6.842
13.001--13.500                  405          135,513,228.98      12.06      334,600.57      628       79.38        7.332
13.501--14.000                  771          241,458,210.27      21.48      313,175.37      624       79.73        7.823
14.001--14.500                  756          212,740,697.37      18.93      281,403.04      614       80.27        8.301
14.501--15.000                  702          175,959,187.37      15.65      250,654.11      605       79.35        8.777
15.001--15.500                  472          107,318,428.42       9.55      227,369.55      586       79.22        9.281
15.501--16.000                  349           77,134,927.27       6.86      221,016.98      562       75.65        9.775
16.001--16.500                  162           30,634,988.98       2.73      189,104.87      539       72.40       10.242
16.501--17.000                  136           24,885,787.77       2.21      182,983.73      533       69.01       10.736
17.001--17.500                  58             8,935,409.41       0.79      154,058.78      534       61.94       11.238
17.501--18.000                  65            10,284,231.98       0.91      158,218.95      536       60.59       11.820
18.001--18.500                  26             5,459,378.92       0.49      209,976.11      534       62.72       12.236
18.501--19.000                   5               692,611.04       0.06      138,522.21      536       62.54       12.309
19.501--20.000                   4               375,409.98       0.03       93,852.50      554       63.68       13.865
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,174      $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       51
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MINIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     4        $    1,239,923.33       0.11%    $309,980.83      657       75.66%       5.635%
5.501--6.000                    16             5,728,655.25       0.51      358,040.95      637       75.77        6.136
6.001--6.500                    43            13,483,169.70       1.20      313,562.09      645       78.90        6.417
6.501--7.000                    205           73,804,232.92       6.57      360,020.65      639       78.59        6.848
7.001--7.500                    405          135,513,228.98      12.06      334,600.57      628       79.38        7.332
7.501--8.000                    768          240,500,025.69      21.39      313,151.08      624       79.74        7.823
8.001--8.500                    755          212,372,788.76      18.89      281,288.46      614       80.27        8.300
8.501--9.000                    701          175,736,236.44      15.63      250,693.63      606       79.38        8.777
9.001--9.500                    472          107,318,428.42       9.55      227,369.55      586       79.22        9.281
9.501--10.000                   350           77,252,628.31       6.87      220,721.80      562       75.64        9.775
10.001--10.500                  163           30,893,674.84       2.75      189,531.75      539       72.38       10.244
10.501--11.000                  135           24,768,086.73       2.20      183,467.31      533       69.02       10.740
11.001--11.500                  57             8,676,723.55       0.77      152,223.22      534       61.70       11.260
11.501--12.000                  66            10,569,958.16       0.94      160,150.88      536       60.71       11.812
12.001--12.500                  26             5,459,378.92       0.49      209,976.11      534       62.72       12.236
12.501--13.000                   4               406,884.86       0.04      101,721.22      553       60.81       12.842
13.501--14.000                   4               375,409.98       0.03       93,852.50      554       63.68       13.865
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,174      $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
INITIAL INTEREST RATE        MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ADJUSTMENT DATE                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2007-12-01                       4        $      934,278.85       0.08%    $233,569.71      581       78.13%       8.577%
2008-01-01                       4               789,964.19       0.07      197,491.05      546       78.83        8.481
2008-02-01                      53            13,860,641.12       1.23      261,521.53      586       75.75        8.777
2008-03-01                      707          193,557,887.70      17.22      273,773.53      607       78.25        8.445
2008-04-01                     2,062         561,862,076.92      49.98      272,484.03      608       78.56        8.358
2008-05-01                     1,271         334,782,405.92      29.78      263,400.79      606       78.54        8.442
2008-06-01                       2               453,193.54       0.04      226,596.77      611       82.49        8.773
2009-03-01                      13             3,208,619.60       0.29      246,816.89      602       75.43        8.552
2009-04-01                      31             8,011,641.17       0.71      258,440.04      624       77.86        8.443
2009-05-01                      13             3,318,270.65       0.30      255,251.59      617       74.74        8.640
2011-03-01                       3               718,374.45       0.06      239,458.15      599       71.44        9.085
2011-04-01                       5             1,041,472.25       0.09      208,294.45      628       85.11        8.010
2011-05-01                       6             1,560,608.48       0.14      260,101.41      602       81.20        7.581
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,174      $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       52
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LIEN TYPE                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1st                            4,174      $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,174      $1,124,099,434.84     100.00%    $269,309.88      607       78.45%       8.405%
-------------------------------------------------------------------------------------------------------------------------

                                       53
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

           Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINICPAL BALANCE:                            $ 98,073,446.62

      NUMBER OF MORTGAGE LOANS:                                           548

      AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $    178,966.14

      WEIGHTED AVERAGE GROSS COUPON:                                    8.121%

      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                             631

      WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                           75.30%

      WEIGHTED AVERAGE COMBINED LTV RATIO(1):                           79.20%

      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                    354

      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            356

--------------------------------------------------------------------------------

(1)   The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a)
      the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such
      Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       54
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PRODUCT TYPE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

40/30 Fixed                     87        $   25,981,557.91      26.49%    $298,638.60      633       74.88%       7.587%
Fixed                           461           72,091,888.71      73.51      156,381.54      630       75.44        8.313
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT GROSS                MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MORTGAGE RATE (%)              LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.501--6.000                     2        $      461,040.02       0.47%    $230,520.01      659       72.94%       5.996%
6.001--6.500                    32            10,758,171.29      10.97      336,192.85      667       69.42        6.352
6.501--7.000                    50            13,041,381.01      13.30      260,827.62      646       70.99        6.798
7.001--7.500                    55            14,700,545.62      14.99      267,282.65      639       70.75        7.313
7.501--8.000                    76            17,932,907.45      18.29      235,959.31      638       76.31        7.771
8.001--8.500                    55            10,644,221.51      10.85      193,531.30      624       77.06        8.272
8.501--9.000                    56             9,771,287.21       9.96      174,487.27      601       72.76        8.747
9.001--9.500                    28             4,014,106.34       4.09      143,360.94      590       74.69        9.310
9.501--10.000                   37             4,669,028.35       4.76      126,189.96      614       81.60        9.818
10.001--10.500                  30             3,399,562.80       3.47      113,318.76      601       80.36       10.295
10.501--11.000                  55             4,465,874.55       4.55       81,197.72      621       88.71       10.859
11.001--11.500                  24             1,653,729.37       1.69       68,905.39      634       98.30       11.198
11.501--12.000                  24             1,307,344.67       1.33       54,472.69      579       80.64       11.804
12.001--12.500                  14               761,640.67       0.78       54,402.91      582       93.59       12.326
12.501--13.000                   9               477,632.53       0.49       53,070.28      614       99.62       12.731
13.001--13.500                   1                14,973.23       0.02       14,973.23      622       95.00       13.200
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       55
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL MORTGAGE            MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LOAN BALANCE ($)               LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                       70        $    2,531,490.33       2.58%    $ 36,164.15      629       95.30%      11.196%
50,001--100,000                 120            9,301,791.52       9.48       77,514.93      629       83.76        9.769
100,001--150,000                96            11,961,050.81      12.20      124,594.28      621       74.67        8.993
150,001--200,000                78            13,447,284.89      13.71      172,401.09      621       67.44        8.088
200,001--250,000                54            11,927,131.80      12.16      220,872.81      621       73.71        7.795
250,001--300,000                38            10,554,231.27      10.76      277,742.93      631       75.02        7.867
300,001--350,000                36            11,667,719.61      11.90      324,103.32      639       74.99        7.494
350,001--400,000                25             9,332,957.63       9.52      373,318.31      635       73.98        7.594
400,001--450,000                 5             2,088,079.83       2.13      417,615.97      641       87.15        7.499
450,001--500,000                 6             2,865,183.04       2.92      477,530.51      646       81.99        7.964
500,001--550,000                 6             3,174,759.98       3.24      529,126.66      654       79.00        7.119
550,001--600,000                 5             2,903,190.80       2.96      580,638.16      637       79.76        7.871
600,001--650,000                 4             2,496,146.38       2.55      624,036.60      671       63.41        6.690
650,001--700,000                 1               678,860.88       0.69      678,860.88      644       90.00        6.250
700,001--750,000                 2             1,450,396.49       1.48      725,198.25      638       66.90        6.726
750,001--800,000                 1               759,372.75       0.77      759,372.75      584       80.00        7.650
900,001--950,000                 1               933,798.61       0.95      933,798.61      664       55.00        6.600
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT UNPAID PRINCIPAL     MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
BALANCE ($)                    LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                       70        $    2,531,490.33       2.58%    $ 36,164.15      629       95.30%      11.196%
50,001--100,000                 120            9,301,791.52       9.48       77,514.93      629       83.76        9.769
100,001--150,000                96            11,961,050.81      12.20      124,594.28      621       74.67        8.993
150,001--200,000                78            13,447,284.89      13.71      172,401.09      621       67.44        8.088
200,001--250,000                54            11,927,131.80      12.16      220,872.81      621       73.71        7.795
250,001--300,000                38            10,554,231.27      10.76      277,742.93      631       75.02        7.867
300,001--350,000                36            11,667,719.61      11.90      324,103.32      639       74.99        7.494
350,001--400,000                25             9,332,957.63       9.52      373,318.31      635       73.98        7.594
400,001--450,000                 5             2,088,079.83       2.13      417,615.97      641       87.15        7.499
450,001--500,000                 6             2,865,183.04       2.92      477,530.51      646       81.99        7.964
500,001--550,000                 6             3,174,759.98       3.24      529,126.66      654       79.00        7.119
550,001--600,000                 5             2,903,190.80       2.96      580,638.16      637       79.76        7.871
600,001--650,000                 4             2,496,146.38       2.55      624,036.60      671       63.41        6.690
650,001--700,000                 1               678,860.88       0.69      678,860.88      644       90.00        6.250
700,001--750,000                 2             1,450,396.49       1.48      725,198.25      638       66.90        6.726
750,001--800,000                 1               759,372.75       0.77      759,372.75      584       80.00        7.650
900,001--950,000                 1               933,798.61       0.95      933,798.61      664       55.00        6.600
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       56
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
REMAINING TERM (MONTHS)        LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--60                            1        $       22,197.44       0.02%    $ 22,197.44      624       95.00%      12.500%
61--120                          2               102,404.69       0.10       51,202.35      674       64.82        8.664
121--180                        22             1,590,495.84       1.62       72,295.27      617       59.74        8.682
181--240                         7               920,077.15       0.94      131,439.59      605       70.01        8.316
301--360                        516           95,438,271.50      97.31      184,957.89      631       75.61        8.108
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ORIGINAL TERM (MONTHS)         LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--60                            1        $       22,197.44       0.02%    $ 22,197.44      624       95.00%      12.500%
61--120                          2               102,404.69       0.10       51,202.35      674       64.82        8.664
121--180                        22             1,590,495.84       1.62       72,295.27      617       59.74        8.682
181--240                         7               920,077.15       0.94      131,439.59      605       70.01        8.316
301--360                        516           95,438,271.50      97.31      184,957.89      631       75.61        8.108
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       57
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

15.01--20.00                     2        $      224,177.49       0.23%    $112,088.75      579       18.31%       9.566%
20.01--25.00                     1                99,944.80       0.10       99,944.80      590       22.27        8.950
25.01--30.00                     1               199,903.48       0.20      199,903.48      585       29.63        8.600
30.01--35.00                     4               444,653.87       0.45      111,163.47      600       32.87        9.479
35.01--40.00                     8               946,580.73       0.97      118,322.59      611       37.69        8.061
40.01--45.00                     7             1,390,595.88       1.42      198,656.55      619       42.84        8.573
45.01--50.00                    16             3,259,045.72       3.32      203,690.36      644       48.01        7.513
50.01--55.00                    22             6,322,769.73       6.45      287,398.62      633       52.94        7.513
55.01--60.00                    30             5,554,854.89       5.66      185,161.83      631       57.99        7.858
60.01--65.00                    45             9,271,485.62       9.45      206,033.01      629       63.38        7.593
65.01--70.00                    44             9,704,824.92       9.90      220,564.20      621       68.30        7.695
70.01--75.00                    19             3,882,686.87       3.96      204,351.94      613       74.38        7.892
75.01--80.00                    120           27,246,115.94      27.78      227,050.97      637       79.76        7.821
80.01--85.00                    28             6,012,367.64       6.13      214,727.42      618       84.78        7.959
85.01--90.00                    39             9,688,377.33       9.88      248,419.93      627       89.74        8.138
90.01--95.00                    21             4,247,327.55       4.33      202,253.69      637       94.11        8.099
95.01--100.00                   141            9,577,734.16       9.77       67,927.19      644       99.98       10.687
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
COMBINED LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

15.01--20.00                     2        $      224,177.49       0.23%    $112,088.75      579       18.31%       9.566%
20.01--25.00                     1                99,944.80       0.10       99,944.80      590       22.27        8.950
25.01--30.00                     1               199,903.48       0.20      199,903.48      585       29.63        8.600
30.01--35.00                     4               444,653.87       0.45      111,163.47      600       32.87        9.479
35.01--40.00                     8               946,580.73       0.97      118,322.59      611       37.69        8.061
40.01--45.00                     7             1,390,595.88       1.42      198,656.55      619       42.84        8.573
45.01--50.00                    16             3,259,045.72       3.32      203,690.36      644       48.01        7.513
50.01--55.00                    22             6,322,769.73       6.45      287,398.62      633       52.94        7.513
55.01--60.00                    30             5,554,854.89       5.66      185,161.83      631       57.99        7.858
60.01--65.00                    43             9,062,695.74       9.24      210,760.37      630       63.42        7.591
65.01--70.00                    43             9,435,019.96       9.62      219,419.07      619       68.31        7.709
70.01--75.00                    17             3,712,904.22       3.79      218,406.13      615       74.35        7.794
75.01--80.00                    47            10,336,966.90      10.54      219,935.47      622       79.39        7.979
80.01--85.00                    22             4,478,220.53       4.57      203,555.48      611       84.71        8.230
85.01--90.00                    35             8,433,407.94       8.60      240,954.51      626       89.76        7.973
90.01--95.00                    29             6,527,761.44       6.66      225,095.22      637       90.90        8.084
95.01--100.00                   221           27,643,943.30      28.19      125,085.72      644       86.94        8.771
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       58
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
STATE                          LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                              84        $   18,186,412.16      18.54%    $216,504.91      635       76.24%       7.998%
FL                              114           17,510,871.26      17.85      153,604.13      624       76.19        8.042
NY                              57            15,875,476.27      16.19      278,517.13      643       70.91        7.806
MD                              39             7,114,591.09       7.25      182,425.41      617       70.00        8.349
NJ                              31             5,202,714.94       5.30      167,829.51      640       72.12        8.280
HI                              11             2,981,624.45       3.04      271,056.77      659       73.47        7.283
TX                              21             2,973,131.27       3.03      141,577.68      644       73.01        8.125
GA                              24             2,640,937.34       2.69      110,039.06      632       79.17        8.650
VA                              14             2,429,984.17       2.48      173,570.30      618       82.60        8.768
IL                              24             2,413,799.20       2.46      100,574.97      617       81.05        9.233
NV                              10             2,373,997.37       2.42      237,399.74      629       77.36        7.321
AZ                              14             2,088,035.91       2.13      149,145.42      633       79.21        7.989
MA                              11             1,996,723.90       2.04      181,520.35      642       79.37        8.498
CT                               9             1,894,786.99       1.93      210,531.89      635       76.29        7.757
DC                              10             1,883,257.81       1.92      188,325.78      580       64.17        9.095
Other                           75            10,507,102.49      10.71      140,094.70      622       80.92        8.431
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
OCCUPANCY                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2nd Home                         5        $      701,611.43       0.72%    $140,322.29      654       73.29%       8.164%
Non-Owner Occupied              29             4,960,282.26       5.06      171,044.22      627       73.91        9.258
Owner Occupied                  514           92,411,552.93      94.23      179,789.01      631       75.38        8.060
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       59
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PROPERTY TYPE                  LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Single Family                   463       $   82,052,523.17      83.66%    $177,219.27      630       75.36%       8.078%
Multi Family                    52            11,745,198.58      11.98      225,869.20      641       72.90        8.201
Condo                           33             4,275,724.87       4.36      129,567.42      628       80.72        8.722
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LOAN PURPOSE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Cash Out                        333       $   70,250,948.40      71.63%    $210,963.81      626       71.73%       7.861%
Purchase                        209           25,941,914.45      26.45      124,123.99      642       85.35        8.904
Refinance                        6             1,880,583.77       1.92      313,430.63      674       69.90        7.013
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
DOCUMENTATION TYPE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Easy                             4        $      639,125.11       0.65%    $159,781.28      576       59.99%       8.141%
Full                            355           67,262,017.96      68.58      189,470.47      629       76.02        7.802
Stated                          189           30,172,303.55      30.77      159,641.82      636       74.01        8.831
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       60
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
CREDIT SCORE RANGE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

476--500                         1        $      202,312.28       0.21%    $202,312.28      500       75.00%       9.800%
501--525                        11             1,522,863.78       1.55      138,442.16      513       58.04       10.467
526--550                        25             3,880,018.90       3.96      155,200.76      541       71.03        9.456
551--575                        31             6,029,104.86       6.15      194,487.25      561       66.77        8.886
576--600                        65            10,861,082.26      11.07      167,093.57      589       72.90        8.550
601--625                        92            15,273,984.40      15.57      166,021.57      616       76.18        8.133
626--650                        177           29,839,495.64      30.43      168,584.72      638       80.25        8.099
651--675                        87            17,848,136.17      18.20      205,150.99      662       75.45        7.569
676--700                        42             9,111,469.72       9.29      216,939.76      686       76.73        7.615
701--725                         6             1,325,701.76       1.35      220,950.29      716       57.42        6.726
726--750                         6             1,117,441.54       1.14      186,240.26      732       65.21        7.169
751--775                         3               637,128.72       0.65      212,376.24      760       48.07        7.443
776--800                         1               344,761.37       0.35      344,761.37      794       61.61        7.850
801--825                         1                79,945.22       0.08       79,945.22      816       80.00        7.900
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
PREPAYMENT PENALTY           MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
TERMS (MONTHS)                 LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

0                               176       $   25,149,188.02      25.64%    $142,893.11      632       75.01%       8.611%
12                              60            15,918,770.97      16.23      265,312.85      638       72.04        7.848
24                              84             9,857,326.24      10.05      117,349.12      634       81.93        9.180
30                               1               226,728.45       0.23      226,728.45      628       95.00        7.750
36                              227           46,921,432.94      47.84      206,702.35      627       75.07        7.730
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LIEN TYPE                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1st                             404       $   89,146,191.92      90.90%    $220,658.89      630       72.86%       7.833%
2nd                             144            8,927,254.70       9.10       61,994.82      643       99.65       10.995
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          548       $   98,073,446.62     100.00%    $178,966.14      631       75.30%       8.121%
-------------------------------------------------------------------------------------------------------------------------

                                       61
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

           Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                         $ 189,120,439.97

      NUMBER OF MORTGAGE LOANS:                                         579

      AVERAGE SCHEDULED PRINCIPAL BALANCE:                 $     326,632.88

      WEIGHTED AVERAGE GROSS COUPON:                                 7.548%

      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                           633

      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                        80.62%

      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                        95.19%

      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                  358

      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                          360

      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                            24

      WEIGHTED AVERAGE GROSS MARGIN(1):                              5.398%

      WEIGHTED AVERAGE INITIAL RATE CAP(1):                          2.014%

      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                         1.500%

      INTEREST ONLY LOANS:                                          100.00%

      SILENT SECONDS:                                                76.70%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       62
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PRODUCT TYPE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                   568       $  186,536,761.04      98.63%    $328,409.79      633       80.58%       7.544%
3/1 ARM 5Y-IO                   11             2,583,678.93       1.37      234,879.90      635       83.64        7.784
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT GROSS MORTGAGE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATE (%)                       LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     1        $      340,076.00       0.18%    $340,076.00      737       78.36%       5.500%
5.501--6.000                     9             3,415,950.00       1.81      379,550.00      632       79.72        5.850
6.001--6.500                    17             5,311,536.90       2.81      312,443.35      647       81.45        6.358
6.501--7.000                    95            36,391,711.86      19.24      383,070.65      644       79.41        6.831
7.001--7.500                    142           50,056,401.89      26.47      352,509.87      632       80.74        7.300
7.501--8.000                    174           54,242,592.45      28.68      311,739.04      629       80.28        7.786
8.001--8.500                    89            24,482,766.50      12.95      275,087.26      621       82.06        8.283
8.501--9.000                    36            10,336,835.00       5.47      287,134.31      634       81.49        8.741
9.001--9.500                    12             3,662,800.00       1.94      305,233.33      646       81.84        9.226
9.501--10.000                    3               817,800.00       0.43      272,600.00      609       87.30        9.656
10.001--10.500                   1                61,969.37       0.03       61,969.37      619      100.00       10.350
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       63
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL MORTGAGE LOAN       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
BALANCE ($)                    LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

50,001--100,000                 19        $    1,688,877.30       0.89%    $ 88,888.28      626       79.45%       8.206%
100,001--150,000                50             6,413,339.49       3.39      128,266.79      623       80.86        7.963
150,001--200,000                100           17,657,794.25       9.34      176,577.94      629       81.60        7.696
200,001--250,000                68            15,480,469.25       8.19      227,653.96      633       80.42        7.717
250,001--300,000                60            16,694,567.32       8.83      278,242.79      630       81.55        7.755
300,001--350,000                74            24,146,850.82      12.77      326,308.79      634       80.87        7.376
350,001--400,000                43            16,151,073.33       8.54      375,606.36      629       79.89        7.378
400,001--450,000                43            18,268,444.72       9.66      424,847.55      632       80.14        7.559
450,001--500,000                40            18,905,166.30      10.00      472,629.16      635       81.26        7.261
500,001--550,000                15             7,856,948.00       4.15      523,796.53      623       80.03        7.524
550,001--600,000                20            11,546,340.56       6.11      577,317.03      646       80.88        7.597
600,001--650,000                13             8,148,214.99       4.31      626,785.77      632       79.92        7.685
650,001--700,000                 8             5,378,200.00       2.84      672,275.00      629       79.37        7.513
700,001--750,000                 7             5,070,598.65       2.68      724,371.24      623       81.24        7.509
750,001--800,000                11             8,590,947.99       4.54      780,995.27      639       79.53        7.556
800,001--850,000                 1               822,400.00       0.43      822,400.00      633       80.00        6.990
850,001--900,000                 5             4,417,750.00       2.34      883,550.00      655       79.05        7.338
900,001--950,000                 1               902,457.00       0.48      902,457.00      650       81.67        7.700
950,001--1,000,000               1               980,000.00       0.52      980,000.00      673       80.00        7.250
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       64
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT UNPAID PRINCIPAL     MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
BALANCE ($)                    LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

50,001--100,000                 19        $    1,688,877.30       0.89%    $ 88,888.28      626       79.45%       8.206%
100,001--150,000                50             6,413,339.49       3.39      128,266.79      623       80.86        7.963
150,001--200,000                100           17,657,794.25       9.34      176,577.94      629       81.60        7.696
200,001--250,000                68            15,480,469.25       8.19      227,653.96      633       80.42        7.717
250,001--300,000                60            16,694,567.32       8.83      278,242.79      630       81.55        7.755
300,001--350,000                74            24,146,850.82      12.77      326,308.79      634       80.87        7.376
350,001--400,000                43            16,151,073.33       8.54      375,606.36      629       79.89        7.378
400,001--450,000                43            18,268,444.72       9.66      424,847.55      632       80.14        7.559
450,001--500,000                40            18,905,166.30      10.00      472,629.16      635       81.26        7.261
500,001--550,000                15             7,856,948.00       4.15      523,796.53      623       80.03        7.524
550,001--600,000                20            11,546,340.56       6.11      577,317.03      646       80.88        7.597
600,001--650,000                13             8,148,214.99       4.31      626,785.77      632       79.92        7.685
650,001--700,000                 8             5,378,200.00       2.84      672,275.00      629       79.37        7.513
700,001--750,000                 7             5,070,598.65       2.68      724,371.24      623       81.24        7.509
750,001--800,000                11             8,590,947.99       4.54      780,995.27      639       79.53        7.556
800,001--850,000                 1               822,400.00       0.43      822,400.00      633       80.00        6.990
850,001--900,000                 5             4,417,750.00       2.34      883,550.00      655       79.05        7.338
900,001--950,000                 1               902,457.00       0.48      902,457.00      650       81.67        7.700
950,001--1,000,000               1               980,000.00       0.52      980,000.00      673       80.00        7.250
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
REMAINING TERM (MONTHS)        LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                        579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ORIGINAL TERM (MONTHS)         LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                        579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       65
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

45.01--50.00                     4        $    1,158,999.93       0.61%    $289,749.98      659       47.32%       7.014%
50.01--55.00                     1               321,000.00       0.17      321,000.00      668       54.87        8.350
55.01--60.00                     1               285,000.00       0.15      285,000.00      670       60.00        7.625
60.01--65.00                     3             1,179,000.00       0.62      393,000.00      663       61.46        7.570
65.01--70.00                     3               827,000.00       0.44      275,666.67      674       68.07        7.323
70.01--75.00                    15             6,116,772.99       3.23      407,784.87      615       73.88        7.447
75.01--80.00                    450          147,075,317.17      77.77      326,834.04      634       79.88        7.534
80.01--85.00                    40            12,571,349.59       6.65      314,283.74      631       84.25        7.334
85.01--90.00                    53            17,571,490.92       9.29      331,537.56      621       89.67        7.748
90.01--95.00                     6             1,571,540.00       0.83      261,923.33      622       94.26        8.489
95.01--100.00                    3               442,969.37       0.23      147,656.46      620      100.00        9.418
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
COMBINED LOAN-TO-VALUE       MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATIO (%)                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

45.01--50.00                     4        $    1,158,999.93       0.61%    $289,749.98      659       47.32%       7.014%
50.01--55.00                     1               321,000.00       0.17      321,000.00      668       54.87        8.350
55.01--60.00                     1               285,000.00       0.15      285,000.00      670       60.00        7.625
60.01--65.00                     3             1,179,000.00       0.62      393,000.00      663       61.46        7.570
65.01--70.00                     3               827,000.00       0.44      275,666.67      674       68.07        7.323
70.01--75.00                    13             5,091,022.99       2.69      391,617.15      613       74.31        7.349
75.01--80.00                    35            13,518,475.77       7.15      386,242.16      630       78.78        7.244
80.01--85.00                    20             7,678,320.71       4.06      383,916.04      630       83.78        7.335
85.01--90.00                    43            14,991,871.97       7.93      348,648.19      625       87.34        7.582
90.01--95.00                    23             8,499,783.59       4.49      369,555.81      628       83.96        7.402
95.01--100.00                   432          135,326,425.01      71.56      313,255.61      634       80.52        7.607
100.01* >=                       1               243,540.00       0.13      243,540.00      646       90.20        7.600
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

*     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       66
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                              DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
STATE                          LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                              217       $   93,778,820.77      49.59%    $432,160.46      637       79.88%       7.378%
FL                              87            20,386,143.53      10.78      234,323.49      633       81.45        7.671
MD                              52            14,444,799.55       7.64      277,784.61      625       81.12        7.794
NY                              34            12,929,838.51       6.84      380,289.37      628       81.92        7.410
VA                              26            10,047,684.76       5.31      386,449.41      628       81.62        7.925
NJ                              17             5,247,196.38       2.77      308,658.61      624       82.35        8.080
GA                              15             3,176,111.00       1.68      211,740.73      613       81.80        7.755
HI                               6             3,162,000.00       1.67      527,000.00      636       77.40        7.283
AZ                              14             3,151,756.32       1.67      225,125.45      628       81.90        7.891
MA                              10             2,909,838.94       1.54      290,983.89      617       82.19        8.074
MN                              14             2,776,295.00       1.47      198,306.79      635       81.43        7.741
IL                              11             2,606,762.00       1.38      236,978.36      637       79.70        7.861
NV                              12             2,556,671.08       1.35      213,055.92      643       78.81        7.618
CO                               9             1,830,230.00       0.97      203,358.89      618       80.54        7.475
NC                              11             1,319,633.23       0.70      119,966.66      616       82.60        8.163
Other                           44             8,796,658.90       4.65      199,924.07      634       81.64        7.588
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
OCCUPANCY                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Owner Occupied                  579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PROPERTY TYPE                  LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Single Family                   484       $  159,494,549.56      84.33%    $329,534.19      631       80.69%       7.547%
Condo                           60            16,385,260.82       8.66      273,087.68      641       80.42        7.584
Multi Family                    35            13,240,629.59       7.00      378,303.70      648       79.96        7.509
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       67
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LOAN PURPOSE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Purchase                        370       $  118,650,597.82      62.74%    $320,677.29      635       80.53%       7.610%
Cash Out                        201           67,416,694.16      35.65      335,406.44      630       80.88        7.475
Refinance                        8             3,053,147.99       1.61      381,643.50      613       78.05        6.733
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
DOCUMENTATION TYPE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Easy                             3        $    1,063,758.95       0.56%    $354,586.32      626       82.01%       7.156%
Full                            523          167,733,386.84      88.69      320,713.93      629       80.82        7.463
Stated                          53            20,323,294.18      10.75      383,458.38      666       78.84        8.265
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
CREDIT SCORE RANGE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

551--575                         1        $      378,000.00       0.20%    $378,000.00      564       90.00%       7.990%
576--600                        107           33,965,698.05      17.96      317,436.43      590       81.39        7.748
601--625                        170           51,637,882.93      27.30      303,752.25      613       80.89        7.596
626--650                        139           45,790,630.57      24.21      329,429.00      639       80.72        7.454
651--675                        103           35,991,678.33      19.03      349,433.77      661       79.87        7.537
676--700                        50            18,385,874.09       9.72      367,717.48      684       79.95        7.360
701--725                         5             1,821,400.00       0.96      364,280.00      716       80.49        7.259
726--750                         3               899,276.00       0.48      299,758.67      736       79.38        6.782
751--775                         1               250,000.00       0.13      250,000.00      754       47.17        7.000
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       68
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
PREPAYMENT PENALTY TERMS     MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
(MONTHS)                       LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

0                               177       $   54,804,512.61      28.98%    $309,630.01      629       81.04%       7.857%
12                              30            12,230,854.33       6.47      407,695.14      643       78.60        7.813
24                              293           96,065,169.97      50.80      327,867.47      636       80.70        7.489
36                              79            26,019,903.06      13.76      329,365.86      625       80.37        6.987
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
INITIAL CAP (%)                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2.000                           572       $  186,563,839.97      98.65%    $326,160.56      633       80.66%       7.544%
3.000                            7             2,556,600.00       1.35      365,228.57      628       77.15        7.818
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PERIODIC CAP (%)               LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1.500                           579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       69
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ARM MARGIN (%)                 LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

3.001--4.000                    14        $    4,796,891.00       2.54%    $342,635.07      638       80.40%       6.014%
4.001--5.000                    129           48,290,602.59      25.53      374,345.76      642       79.78        6.865
5.001--6.000                    305           99,541,132.83      52.63      326,364.37      631       80.77        7.605
6.001--7.000                    131           36,491,813.55      19.30      278,563.46      624       81.33        8.498
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MAXIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

11.001--11.500                   1        $      340,076.00       0.18%    $340,076.00      737       78.36%       5.500%
11.501--12.000                   9             3,415,950.00       1.81      379,550.00      632       79.72        5.850
12.001--12.500                  17             5,311,536.90       2.81      312,443.35      647       81.45        6.358
12.501--13.000                  95            36,391,711.86      19.24      383,070.65      644       79.41        6.831
13.001--13.500                  142           50,056,401.89      26.47      352,509.87      632       80.74        7.300
13.501--14.000                  174           54,242,592.45      28.68      311,739.04      629       80.28        7.786
14.001--14.500                  89            24,482,766.50      12.95      275,087.26      621       82.06        8.283
14.501--15.000                  36            10,336,835.00       5.47      287,134.31      634       81.49        8.741
15.001--15.500                  12             3,662,800.00       1.94      305,233.33      646       81.84        9.226
15.501--16.000                   3               817,800.00       0.43      272,600.00      609       87.30        9.656
16.001--16.500                   1                61,969.37       0.03       61,969.37      619      100.00       10.350
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       70
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MINIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     1        $      340,076.00       0.18%    $340,076.00      737       78.36%       5.500%
5.501--6.000                    11             4,256,106.00       2.25      386,918.73      632       79.77        6.263
6.001--6.500                    17             5,311,536.90       2.81      312,443.35      647       81.45        6.358
6.501--7.000                    95            36,391,711.86      19.24      383,070.65      644       79.41        6.831
7.001--7.500                    142           50,056,401.89      26.47      352,509.87      632       80.74        7.300
7.501--8.000                    172           53,402,436.45      28.24      310,479.28      629       80.28        7.783
8.001--8.500                    89            24,482,766.50      12.95      275,087.26      621       82.06        8.283
8.501--9.000                    36            10,336,835.00       5.47      287,134.31      634       81.49        8.741
9.001--9.500                    12             3,662,800.00       1.94      305,233.33      646       81.84        9.226
9.501--10.000                    3               817,800.00       0.43      272,600.00      609       87.30        9.656
10.001--10.500                   1                61,969.37       0.03       61,969.37      619      100.00       10.350
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
INITIAL INTEREST RATE        MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ADJUSTMENT DATE                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2008-02-01                       4        $    1,749,899.99       0.93%    $437,475.00      616       79.87%       7.730%
2008-03-01                      127           38,357,189.90      20.28      302,025.12      632       81.46        7.692
2008-04-01                      277           92,458,686.28      48.89      333,785.87      632       80.55        7.532
2008-05-01                      160           53,970,984.87      28.54      337,318.66      635       80.01        7.455
2009-03-01                       3               433,169.37       0.23      144,389.79      634       82.86        7.683
2009-04-01                       5             1,375,609.56       0.73      275,121.91      640       86.00        7.556
2009-05-01                       3               774,900.00       0.41      258,300.00      628       79.89        8.245
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LIEN TYPE                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1st                             579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          579       $  189,120,439.97     100.00%    $326,632.88      633       80.62%       7.548%
-------------------------------------------------------------------------------------------------------------------------

                                       71
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                        $ 546,858,732.01

      NUMBER OF MORTGAGE LOANS:                                      1,803

      AVERAGE SCHEDULED PRINCIPAL BALANCE:                $     303,304.90

      WEIGHTED AVERAGE GROSS COUPON:                                8.246%

      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          614

      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       78.51%

      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       87.42%

      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358

      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360

      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           24

      WEIGHTED AVERAGE GROSS MARGIN(1):                             5.976%

      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         2.019%

      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.500%

      INTEREST ONLY LOANS:                                           0.00%

      SILENT SECONDS:                                               47.49%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a)
      the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such
      Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                        72
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PRODUCT TYPE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                  1,689      $  512,922,433.66      93.79%    $303,684.09      613       78.74%       8.277%
40/30 3/1 ARM                   21             6,317,159.57       1.16      300,817.12      609       73.37        8.491
40/30 5/1 ARM                    6             1,637,580.87       0.30      272,930.15      611       85.87        8.215
40/30 Fixed                     87            25,981,557.91       4.75      298,638.60      633       74.88        7.587
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
CURRENT GROSS                MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MORTGAGE RATE (%)              LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     2        $      781,818.75       0.14%    $390,909.38      627       77.82%       5.352%
5.501--6.000                     4             1,295,911.07       0.24      323,977.77      652       66.42        5.754
6.001--6.500                    31            10,578,360.77       1.93      341,237.44      647       78.54        6.348
6.501--7.000                    104           36,430,648.47       6.66      350,294.70      638       77.30        6.835
7.001--7.500                    217           72,394,599.06      13.24      333,615.66      625       77.89        7.344
7.501--8.000                    400          128,983,425.55      23.59      322,458.56      626       79.11        7.817
8.001--8.500                    366          110,343,519.45      20.18      301,485.03      619       79.61        8.296
8.501--9.000                    303           87,325,801.98      15.97      288,203.97      613       80.41        8.772
9.001--9.500                    182           50,024,620.83       9.15      274,860.55      589       79.06        9.287
9.501--10.000                   115           30,310,515.34       5.54      263,569.70      573       76.52        9.774
10.001--10.500                  27             7,843,796.48       1.43      290,510.98      535       69.39       10.215
10.501--11.000                  24             5,409,796.16       0.99      225,408.17      534       64.99       10.813
11.001--11.500                   7             1,284,976.51       0.23      183,568.07      528       72.29       11.190
11.501--12.000                  10             1,475,387.91       0.27      147,538.79      534       55.03       11.773
12.001--12.500                  10             2,209,824.97       0.40      220,982.50      529       63.06       12.203
12.501--13.000                   1               165,728.71       0.03      165,728.71      575       65.00       12.900
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                        73
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE        AVERAGE  AVERAGE      LOAN-      AVERAGE
ORIGINAL MORTGAGE            MORTGAGE                        OF PRINCIPAL     PRINCIPAL  CREDIT     TO-VALUE      GROSS
LOAN BALANCE ($)               LOANS      PRINCIPAL BALANCE    BALANCE          BALANCE   SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                        1        $       49,978.24       0.01%   $   49,978.24     552       80.00%       8.950%
50,001--100,000                 63             5,387,231.00       0.99        85,511.60     594       71.69        8.842
100,001--150,000                196           25,063,661.63       4.58       127,875.82     602       75.85        8.727
150,001--200,000                297           51,999,032.03       9.51       175,080.92     604       76.36        8.446
200,001--250,000                236           53,046,292.33       9.70       224,772.43     606       78.33        8.421
250,001--300,000                206           56,829,390.07      10.39       275,870.83     610       76.50        8.285
300,001--350,000                212           68,424,424.78      12.51       322,756.72     615       78.28        8.144
350,001--400,000                170           63,353,509.08      11.58       372,667.70     616       78.83        8.133
400,001--450,000                130           54,895,218.17      10.04       422,270.91     616       80.92        8.276
450,001--500,000                93            44,063,052.99       8.06       473,796.27     622       80.03        8.096
500,001--550,000                68            35,434,608.89       6.48       521,097.19     621       79.54        8.105
550,001--600,000                39            22,458,797.20       4.11       575,866.59     622       82.14        8.036
600,001--650,000                30            18,728,731.20       3.42       624,291.04     626       80.71        8.084
650,001--700,000                25            16,880,072.46       3.09       675,202.90     617       81.40        8.357
700,001--750,000                19            14,013,358.61       2.56       737,545.19     611       78.15        8.359
750,001--800,000                 7             5,491,882.21       1.00       784,554.60     625       76.48        8.580
800,001--850,000                 5             4,151,968.33       0.76       830,393.67     622       68.05        7.604
900,001--950,000                 1               933,798.61       0.17       933,798.61     664       55.00        6.600
950,001--1,000,000               2             1,998,901.04       0.37       999,450.52     679       78.80        7.025
1,000,001 >=                     3             3,654,823.14       0.67     1,218,274.38     645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%   $  303,304.90     614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                       74
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE        AVERAGE  AVERAGE      LOAN-      AVERAGE
CURRENT UNPAID               MORTGAGE                        OF PRINCIPAL     PRINCIPAL  CREDIT     TO-VALUE      GROSS
PRINCIPAL BALANCE ($)          LOANS      PRINCIPAL BALANCE    BALANCE          BALANCE   SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1--50,000                        1        $       49,978.24       0.01%   $   49,978.24     552       80.00%       8.950%
50,001--100,000                 63             5,387,231.00       0.99        85,511.60     594       71.69        8.842
100,001--150,000                196           25,063,661.63       4.58       127,875.82     602       75.85        8.727
150,001--200,000                297           51,999,032.03       9.51       175,080.92     604       76.36        8.446
200,001--250,000                236           53,046,292.33       9.70       224,772.43     606       78.33        8.421
250,001--300,000                206           56,829,390.07      10.39       275,870.83     610       76.50        8.285
300,001--350,000                212           68,424,424.78      12.51       322,756.72     615       78.28        8.144
350,001--400,000                171           63,753,377.30      11.66       372,826.77     616       78.84        8.135
400,001--450,000                129           54,495,349.95       9.97       422,444.57     615       80.93        8.274
450,001--500,000                93            44,063,052.99       8.06       473,796.27     622       80.03        8.096
500,001--550,000                68            35,434,608.89       6.48       521,097.19     621       79.54        8.105
550,001--600,000                39            22,458,797.20       4.11       575,866.59     622       82.14        8.036
600,001--650,000                30            18,728,731.20       3.42       624,291.04     626       80.71        8.084
650,001--700,000                25            16,880,072.46       3.09       675,202.90     617       81.40        8.357
700,001--750,000                19            14,013,358.61       2.56       737,545.19     611       78.15        8.359
750,001--800,000                 7             5,491,882.21       1.00       784,554.60     625       76.48        8.580
800,001--850,000                 5             4,151,968.33       0.76       830,393.67     622       68.05        7.604
900,001--950,000                 1               933,798.61       0.17       933,798.61     664       55.00        6.600
950,001--1,000,000               2             1,998,901.04       0.37       999,450.52     679       78.80        7.025
1,000,001 >=                     3             3,654,823.14       0.67     1,218,274.38     645       81.51        7.157
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%   $  303,304.90     614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
REMAINING TERM (MONTHS)        LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                       1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                        75
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ORIGINAL TERM (MONTHS)         LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                       1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
ORIGINAL LOAN-TO-            MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
VALUE RATIO (%)                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

15.01--20.00                     1        $       74,942.53       0.01%    $ 74,942.53      663       17.81%       6.990%
20.01--25.00                     2               249,907.80       0.05      124,953.90      550       22.98        9.510
25.01--30.00                     4               564,732.60       0.10      141,183.15      597       29.10        8.590
30.01--35.00                     8             1,133,505.82       0.21      141,688.23      554       32.91        8.969
35.01--40.00                     7             1,495,266.64       0.27      213,609.52      636       38.18        7.904
40.01--45.00                    11             2,121,973.29       0.39      192,906.66      577       42.62        8.547
45.01--50.00                    25             5,152,909.17       0.94      206,116.37      580       48.14        8.818
50.01--55.00                    31             8,826,174.03       1.61      284,715.29      588       53.04        8.459
55.01--60.00                    50            13,332,060.82       2.44      266,641.22      588       57.86        8.345
60.01--65.00                    84            23,785,706.75       4.35      283,163.18      577       63.44        8.609
65.01--70.00                    108           32,693,563.82       5.98      302,718.18      584       68.55        8.637
70.01--75.00                    124           38,370,032.66       7.02      309,435.75      580       73.85        8.647
75.01--80.00                    891          273,880,980.13      50.08      307,386.06      633       79.81        8.089
80.01--85.00                    180           56,679,791.15      10.36      314,887.73      600       84.35        8.047
85.01--90.00                    238           76,130,045.40      13.92      319,874.14      613       89.66        8.332
90.01--95.00                    24             8,452,397.89       1.55      352,183.25      602       94.74        8.438
95.01--100.00                   15             3,914,741.51       0.72      260,982.77      640       99.69        8.756
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                        76
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
COMBINED LOAN-TO-            MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
VALUE RATIO (%)                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

15.01--20.00                     1        $       74,942.53       0.01%    $ 74,942.53      663       17.81%       6.990%
20.01--25.00                     2               249,907.80       0.05      124,953.90      550       22.98        9.510
25.01--30.00                     4               564,732.60       0.10      141,183.15      597       29.10        8.590
30.01--35.00                     8             1,133,505.82       0.21      141,688.23      554       32.91        8.969
35.01--40.00                     7             1,495,266.64       0.27      213,609.52      636       38.18        7.904
40.01--45.00                    11             2,121,973.29       0.39      192,906.66      577       42.62        8.547
45.01--50.00                    24             5,052,936.21       0.92      210,539.01      579       48.10        8.830
50.01--55.00                    31             8,826,174.03       1.61      284,715.29      588       53.04        8.459
55.01--60.00                    50            13,332,060.82       2.44      266,641.22      588       57.86        8.345
60.01--65.00                    83            23,564,831.97       4.31      283,913.64      577       63.42        8.614
65.01--70.00                    104           31,912,938.91       5.84      306,855.18      582       68.53        8.631
70.01--75.00                    119           36,473,023.87       6.67      306,496.00      579       73.87        8.653
75.01--80.00                    135           41,939,889.28       7.67      310,665.85      598       78.98        8.372
80.01--85.00                    149           49,354,287.41       9.03      331,236.83      598       84.21        8.074
85.01--90.00                    191           61,350,852.97      11.22      321,208.65      610       89.08        8.299
90.01--95.00                    85            30,289,838.03       5.54      356,351.04      620       87.89        8.427
95.01--100.00                   799          239,121,569.83      43.73      299,276.06      638       80.60        8.042
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
STATE                          LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                              508       $  189,170,838.77      34.59%    $372,383.54      614       76.89%       8.111%
NY                              168           70,613,536.21      12.91      420,318.67      626       78.77        8.097
FL                              297           68,694,349.80      12.56      231,294.11      611       78.94        8.299
MD                              120           33,127,351.90       6.06      276,061.27      610       79.85        8.245
NJ                              98            31,569,015.01       5.77      322,132.81      618       78.77        8.506
VA                              71            23,594,008.54       4.31      332,309.98      607       79.67        8.364
IL                              69            17,880,754.19       3.27      259,141.37      620       82.02        8.698
MA                              56            16,836,469.58       3.08      300,651.24      620       78.67        8.371
AZ                              57            13,233,204.64       2.42      232,161.48      606       78.23        8.274
HI                              29            11,076,271.23       2.03      381,940.39      620       79.37        8.242
NV                              32             9,951,919.70       1.82      310,997.49      625       80.52        8.009
GA                              44             8,386,478.60       1.53      190,601.79      600       82.41        8.650
WA                              34             8,119,740.42       1.48      238,815.89      594       81.07        8.506
CO                              30             6,646,787.68       1.22      221,559.59      614       79.92        8.426
MN                              31             5,558,323.92       1.02      179,300.77      618       83.98        8.201
Other                           159           32,399,681.82       5.92      203,771.58      605       78.40        8.459
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                       77
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
OCCUPANCY                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2nd Home                        11        $    3,702,314.04       0.68%    $336,574.00      621       77.08%       8.235%
Non-Owner Occupied              82            20,219,391.97       3.70      246,577.95      625       81.84        8.843
Owner Occupied                 1,710         522,937,026.00      95.63      305,811.13      614       78.40        8.223
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PROPERTY TYPE                  LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Single Family                  1,453      $  430,230,187.40      78.67%    $296,097.86      610       78.34%       8.252%
Multi Family                    230           89,978,762.13      16.45      391,212.01      631       78.86        8.179
Condo                           120           26,649,782.48       4.87      222,081.52      622       80.21        8.382
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LOAN PURPOSE                   LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Cash Out                        926       $  285,458,998.33      52.20%    $308,271.06      597       76.36%       8.329%
Purchase                        861          255,991,660.55      46.81      297,319.00      634       80.89        8.146
Refinance                       16             5,408,073.13       0.99      338,004.57      598       80.00        8.638
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                       78
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
DOCUMENTATION TYPE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

Easy                            13        $    3,753,980.24       0.69%    $288,767.71      576       76.37%       9.099%
Full                            826          236,053,094.35      43.17      285,778.56      606       80.93        7.901
Stated                          964          307,051,657.42      56.15      318,518.32      621       76.69        8.501
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
CREDIT SCORE RANGE             LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

476--500                         1        $      126,721.29       0.02%    $126,721.29      500       65.00%      11.100%
501--525                        77            21,154,466.97       3.87      274,733.34      514       67.57       10.071
526--550                        113           29,620,715.13       5.42      262,130.22      538       73.57        9.217
551--575                        215           61,999,378.78      11.34      288,369.20      561       76.80        8.589
576--600                        303           83,832,251.96      15.33      276,674.10      588       78.73        8.272
601--625                        350          103,283,899.87      18.89      295,096.86      614       79.51        8.090
626--650                        410          134,140,394.16      24.53      327,171.69      637       80.26        8.047
651--675                        206           69,144,456.40      12.64      335,652.70      662       79.50        7.867
676--700                        110           36,682,442.35       6.71      333,476.75      687       79.99        7.713
701--725                        10             3,863,176.24       0.71      386,317.62      717       78.84        8.109
726--750                         5             1,865,977.98       0.34      373,195.60      739       78.84        7.637
751--775                         3             1,144,850.88       0.21      381,616.96      752       84.05        7.527
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
PREPAYMENT PENALTY           MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
TERMS (MONTHS)                 LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

0                               624       $  205,408,850.60      37.56%    $329,180.85      620       79.64%       8.407%
12                              104           34,215,732.60       6.26      328,997.43      610       74.93        8.453
24                              859          244,163,652.19      44.65      284,241.74      611       78.38        8.226
36                              216           63,070,496.62      11.53      291,993.04      609       77.32        7.687
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                       79
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY INITIAL INTEREST RATE CAP*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
INITIAL CAP (%)                LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2.000                          1,680      $  511,122,538.30      98.13%    $304,239.61      613       78.72%       8.275%
3.000                           36             9,754,635.80       1.87      270,962.11      606       77.25        8.478
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                  DISTRIBUTION BY PERIODIC INTEREST RATE CAP*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
PERIODIC CAP (%)               LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1.500                          1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                          DISTRIBUTION BY GROSS MARGIN*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
ARM MARGIN (%)                 LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2.001--3.000                     1        $      124,967.65       0.02%    $124,967.65      580       46.30%       8.350%
3.001--4.000                    15             4,726,408.35       0.91      315,093.89      646       74.85        6.033
4.001--5.000                    140           49,367,076.41       9.48      352,621.97      633       78.69        6.978
5.001--6.000                    635          203,488,248.23      39.07      320,453.93      625       78.89        7.809
6.001--7.000                    925          263,170,473.46      50.52      284,508.62      600       78.63        8.927
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                                        80
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                     DISTRIBUTION BY MAXIMUM MORTGAGE RATE*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MAXIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

11.001--11.500                   2        $      781,818.75       0.15%    $390,909.38      627       77.82%       5.352%
11.501--12.000                   4             1,295,911.07       0.25      323,977.77      652       66.42        5.754
12.001--12.500                  22             6,876,594.87       1.32      312,572.49      642       77.76        6.366
12.501--13.000                  85            30,787,799.50       5.91      362,209.41      637       78.57        6.849
13.001--13.500                  205           68,174,541.78      13.09      332,558.74      625       78.29        7.346
13.501--14.000                  385          123,604,199.90      23.73      321,049.87      625       79.08        7.820
14.001--14.500                  355          108,025,425.43      20.74      304,296.97      619       79.61        8.296
14.501--15.000                  294           85,161,482.74      16.35      289,664.91      613       80.72        8.776
15.001--15.500                  177           48,998,935.28       9.41      276,830.14      589       79.12        9.286
15.501--16.000                  111           29,345,087.84       5.63      264,370.16      571       76.32        9.772
16.001--16.500                  26             7,543,841.12       1.45      290,147.74      533       69.98       10.215
16.501--17.000                  24             5,409,796.16       1.04      225,408.17      534       64.99       10.813
17.001--17.500                   6             1,144,774.40       0.22      190,795.73      519       70.86       11.202
17.501--18.000                   9             1,351,411.58       0.26      150,156.84      536       56.73       11.785
18.001--18.500                  10             2,209,824.97       0.42      220,982.50      529       63.06       12.203
18.501--19.000                   1               165,728.71       0.03      165,728.71      575       65.00       12.900
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                     DISTRIBUTION BY MINIMUM MORTGAGE RATE*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
MINIMUM MORTGAGE RATE (%)      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

5.001--5.500                     3        $      899,847.33       0.17%    $299,949.11      627       74.64%       5.686%
5.501--6.000                     4             1,295,911.07       0.25      323,977.77      652       66.42        5.754
6.001--6.500                    23             7,244,503.48       1.39      314,978.41      642       77.87        6.474
6.501--7.000                    86            31,010,750.43       5.95      360,590.12      636       78.45        6.863
7.001--7.500                    205           68,174,541.78      13.09      332,558.74      625       78.29        7.346
7.501--8.000                    384          123,486,171.32      23.71      321,578.57      625       79.10        7.820
8.001--8.500                    354          107,657,516.82      20.67      304,117.28      619       79.61        8.295
8.501--9.000                    293           84,938,531.81      16.31      289,892.60      614       80.77        8.775
9.001--9.500                    177           48,998,935.28       9.41      276,830.14      589       79.12        9.286
9.501--10.000                   111           29,345,087.84       5.63      264,370.16      571       76.32        9.772
10.001--10.500                  26             7,543,841.12       1.45      290,147.74      533       69.98       10.215
10.501--11.000                  24             5,409,796.16       1.04      225,408.17      534       64.99       10.813
11.001--11.500                   6             1,144,774.40       0.22      190,795.73      519       70.86       11.202
11.501--12.000                   9             1,351,411.58       0.26      150,156.84      536       56.73       11.785
12.001--12.500                  10             2,209,824.97       0.42      220,982.50      529       63.06       12.203
12.501--13.000                   1               165,728.71       0.03      165,728.71      575       65.00       12.900
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                                       81
--------------------------------------------------------------------------------
The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
INITIAL INTEREST             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
RATE ADJUSTMENT DATE           LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

2007-12-01                       1        $      391,164.04       0.08%    $391,164.04      647       80.00%       7.300%
2008-01-01                       2               394,263.18       0.08      197,131.59      540       73.65        8.810
2008-02-01                      19             5,737,948.36       1.10      301,997.28      577       75.98        8.955
2008-03-01                      288           90,908,275.53      17.45      315,653.73      615       78.99        8.316
2008-04-01                      868          265,024,014.71      50.88      305,327.21      616       79.19        8.226
2008-05-01                      510          150,238,824.30      28.84      294,585.93      610       77.90        8.318
2008-06-01                       1               227,943.54       0.04      227,943.54      634       80.00        8.500
2009-03-01                       8             2,582,958.76       0.50      322,869.85      602       74.06        8.591
2009-04-01                      10             2,280,066.66       0.44      228,006.67      616       74.83        8.347
2009-05-01                       3             1,454,134.15       0.28      484,711.38      610       69.86        8.539
2011-03-01                       2               563,664.02       0.11      281,832.01      588       80.00        9.273
2011-04-01                       2               617,592.13       0.12      308,796.07      636       93.16        7.673
2011-05-01                       2               456,324.72       0.09      228,162.36      606       83.25        7.643
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,716      $  520,877,174.10     100.00%    $303,541.48      613       78.70%       8.279%
-------------------------------------------------------------------------------------------------------------------------

*     Includes adjustable-rate Mortgage Loans only.

                            DISTRIBUTION BY LIEN TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                        WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        PERCENTAGE       AVERAGE   AVERAGE      LOAN-      AVERAGE
                             MORTGAGE                        OF PRINCIPAL    PRINCIPAL   CREDIT     TO-VALUE      GROSS
LIEN TYPE                      LOANS      PRINCIPAL BALANCE    BALANCE         BALANCE    SCORE       RATIO       COUPON
-------------------------------------------------------------------------------------------------------------------------

1st                            1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,803      $  546,858,732.01     100.00%    $303,304.90      614       78.51%       8.246%
-------------------------------------------------------------------------------------------------------------------------

                                       82
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                                  CONTACT LIST

--------------------------------------------------------------------------------
                             BEAR STEARNS CONTACTS
--------------------------------------------------------------------------------

NAME:                                 TELEPHONE:         E-MAIL:

Kyriacos Kyriacou                     (212) 272-2507     kkyriacou@bear.com
Managing Director, Banking

Sally Kawana                          (212) 272-3509     skawana@bear.com
Associate Director, Banking

Thomas Durkin                         (212) 272-5451     tdurkin@bear.com
Associate Director, Structuring

G. Scott Tabor                        (212) 272-5925     gtabor@bear.com
Collateral Analyst, Banking
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BEAR STEARNS TRADING CONTACTS
--------------------------------------------------------------------------------

NAME:                                 TELEPHONE:         E-MAIL:

Jeffrey Verschleiser                  (212) 272-5451     jverschleiser@bear.com

Senior Managing Director
Scott Eichel                          (212) 272-5451     seichel@bear.com

Senior Managing Director
Carol Fuller                          (212) 272-4955     cfuller@bear.com

Senior Managing Director, Syndicate
Angela Ward                           (212) 272-4955     adward@bear.com

Associate Director, Syndicate
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                    RATING AGENCY CONTACTS
-----------------------------------------------------------------------------------------

NAME:                                 TELEPHONE:         E-MAIL:

FITCH
Rachel Brach                          (212) 908-0224     rachel.brach@fitchratings.com

Randy Greenberg                       (212) 908-0717     randi.greenberg@fitchratings.com

MOODY'S
Karen Ramallo                         (212) 553-0370     karen.ramallo@moodys.com

STANDARD AND POOR'S
George L. Kimmel                      (212) 438-1575     george_kimmel@sandp.com
-----------------------------------------------------------------------------------------

                                       83
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.